                                                    (RIVERSOURCE ANNUITIES LOGO)


2010 Annual Report

RiverSource(R)
Platinum Variable Annuity



43415 R (4/11)                     Issued by: RiverSource Life Insurance Company

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                       THIS PAGE LEFT BLANK INTENTIONALLY

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY
We have audited the accompanying individual statements of assets and liabilities of the divisions of RiverSource Variable Annuity Account - RiverSource(R) Platinum Variable Annuity (the Account) sponsored by RiverSource Life Insurance Company, referred to in Note 1, as of December 31, 2010, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the management of RiverSource Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform audits of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the divisions of RiverSource Variable Annuity Account - RiverSource(R) Platinum Variable Annuity, referred to in Note 1, at December 31, 2010, and the individual results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                             (Ernst & Young LLP Signature)

Minneapolis, Minnesota

April 22, 2011


--------------------------------------------------------------------------------
                   RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT  1

STATEMENTS OF ASSETS AND LIABILITIES

                                                   DREY SOC     INVESCO VI    INVESCO VI   INVESCO VI        OPPEN
                                                   RESP GRO,     CAP APPR,     CORE EQ,     INTL GRO,       GLOBAL
DEC. 31, 2010                                        INIT          SER I        SER I         SER I         SEC VA
 ASSETS
Investments, at fair value(1),(2)                 $1,014,920    $5,715,658   $14,588,011   $1,230,549        $36,074
Dividends receivable                                      --            --            --           --             --
Accounts receivable from RiverSource Life for
  contract purchase payments                              --            --        68,090           --             --
Receivable for share redemptions                       1,206         6,734        17,683        1,466             56
----------------------------------------------------------------------------------------------------------------------
Total assets                                       1,016,126     5,722,392    14,673,784    1,232,015         36,130
----------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
    Mortality and expense risk fee                     1,077         6,003        15,415        1,309             50
    Administrative charge                                129           730         1,867          157              6
    Contract terminations                                 --            --           401           --             --
Payable for investments purchased                         --            --        68,090           --             --
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                      1,206         6,733        85,773        1,466             56
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                              1,014,704     5,691,220    14,587,910    1,230,549         36,074
Net assets applicable to contracts in payment
  period                                                  --        24,362           101           --             --
Net assets applicable to seed money                      216            77            --           --             --
----------------------------------------------------------------------------------------------------------------------
Total net assets                                  $1,014,920    $5,715,659   $14,588,011   $1,230,549        $36,074
----------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                 33,944       245,307       539,697       42,891          1,191
(2) Investments, at cost                          $1,014,614    $5,948,810   $13,495,829   $  923,258        $34,725
----------------------------------------------------------------------------------------------------------------------


                                                 OPPEN GLOBAL      OPPEN        PUT VT       PUT VT         PUT VT
                                                   STRATEGIC       MAIN       GRO & INC,    INTL VAL,   MULTI-CAP GRO,
DEC. 31, 2010 (CONTINUED)                           INC VA         ST VA        CL IB         CL IB          CL IB
 ASSETS
Investments, at fair value(1),(2)                    $19,176       $74,450    $4,203,126       $4,970     $4,589,979
Dividends receivable                                      --            --            --           --             --
Accounts receivable from RiverSource Life for
  contract purchase payments                              --            --            --           --             --
Receivable for share redemptions                          23            89         5,083            6         36,570
----------------------------------------------------------------------------------------------------------------------
Total assets                                          19,199        74,539     4,208,209        4,976      4,626,549
----------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
    Mortality and expense risk fee                        21            80         4,083            5          4,800
    Administrative charge                                  2             9           538            1            596
    Contract terminations                                 --            --           461           --         31,174
Payable for investments purchased                         --            --            --           --             --
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                         23            89         5,082            6         36,570
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                                 19,176        74,450     4,202,816        4,970      4,589,323
Net assets applicable to contracts in payment
  period                                                  --            --            --           --             --
Net assets applicable to seed money                       --            --           311           --            656
----------------------------------------------------------------------------------------------------------------------
Total net assets                                     $19,176       $74,450    $4,203,127       $4,970     $4,589,979
----------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                  3,436         3,566       258,973          532        225,552
(2) Investments, at cost                             $16,726       $76,946    $5,433,744       $6,876     $4,052,097
----------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
2  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

                                                    COL VP        COL VP        COL VP        COL VP         COL VP
                                                     BAL,       CASH MGMT,    DIV BOND,      DYN EQ,     HI YIELD BOND,
DEC. 31, 2010 (CONTINUED)                            CL 3          CL 3          CL 3          CL 3           CL 3
 ASSETS
Investments, at fair value(1),(2)                 $3,950,332   $53,786,436   $43,939,477   $55,810,954     $24,030,903
Dividends receivable                                      --            15            --            --              --
Accounts receivable from RiverSource Life for
  contract purchase payments                              --        27,145        11,799             5           2,294
Receivable for share redemptions                          --            --            --            --              --
-----------------------------------------------------------------------------------------------------------------------
Total assets                                       3,950,332    53,813,596    43,951,276    55,810,959      24,033,197
-----------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
    Mortality and expense risk fee                     4,187        63,058        51,983        68,711          30,613
    Administrative charge                                502         7,037         5,624         7,159           3,057
    Contract terminations                                 --         4,921        21,092        45,555           2,870
Payable for investments purchased                         --            --            --            --              --
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                      4,689        75,016        78,699       121,425          36,540
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                              3,938,989    53,682,888    43,863,818    55,687,704      23,996,484
Net assets applicable to contracts in payment
  period                                               6,583        53,668         8,680         1,658              --
Net assets applicable to seed money                       71         2,024            79           172             173
-----------------------------------------------------------------------------------------------------------------------
Total net assets                                  $3,945,643   $53,738,580   $43,872,577   $55,689,534     $23,996,657
-----------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                285,635    53,786,436     3,994,498     2,888,766       3,467,663
(2) Investments, at cost                          $4,255,191   $53,774,899   $42,116,193   $58,550,385     $22,591,304
-----------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT  3

STATEMENTS OF OPERATIONS

                                                  DREY SOC        INVESCO VI     INVESCO VI     INVESCO VI        OPPEN
                                                  RESP GRO,        CAP APPR,      CORE EQ,      INTL GRO,        GLOBAL
YEAR ENDED DEC. 31, 2010                            INIT             SER I          SER I         SER I          SEC VA
 INVESTMENT INCOME
Dividend income                                    $  8,504        $   41,811     $  139,472      $ 26,533         $ 1,129
Variable account expenses                            13,437            78,562        203,451        16,444           1,020
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      (4,933)          (36,751)       (63,979)       10,089             109
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                             114,735         1,540,138      3,034,570       178,592          52,267
    Cost of investments sold                        137,455         1,777,108      3,008,053       148,034          53,328
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                       (22,720)         (236,970)        26,517        30,558          (1,061)
Net change in unrealized appreciation or
  depreciation of investments                       144,186         1,002,112      1,134,069        82,490           9,391
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      121,466           765,142      1,160,586       113,048           8,330
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       $ 116,533        $  728,391    $ 1,096,607     $ 123,137         $ 8,439
---------------------------------------------------------------------------------------------------------------------------


                                                    OPPEN            OPPEN         PUT VT         PUT VT         PUT VT
                                              GLOBAL STRATEGIC       MAIN        GRO & INC,     INTL VAL,    MULTI-CAP GRO,
PERIOD ENDED DEC. 31, 2010 (CONTINUED)             INC VA            ST VA          CL IB         CL IB         CL IB(1)
 INVESTMENT INCOME
Dividend income                                     $ 6,892          $  1,398     $   70,384         $ 149        $     --
Variable account expenses                               852             1,411         54,720            63          16,624
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                       6,040               (13)        15,664            86         (16,624)
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                              67,511            60,781      1,328,242            70         458,835
    Cost of investments sold                         61,429            76,641      1,925,859           107         431,489
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                         6,082           (15,860)      (597,617)          (37)         27,346
Net change in unrealized appreciation or
  depreciation of investments                        (4,243)           21,693      1,083,556           216         537,882
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                        1,839             5,833        485,939           179         565,228
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         $ 7,879          $  5,820     $  501,603         $ 265       $ 548,604
---------------------------------------------------------------------------------------------------------------------------


(1) For the period Sept. 24, 2010 (commencement of operations) to Dec. 31, 2010.


                                                   COL VP           COL VP         COL VP         COL VP         COL VP
                                                    BAL,          CASH MGMT,      DIV BOND,      DYN EQ,     HI YIELD BOND,
YEAR ENDED DEC. 31, 2010 (CONTINUED)                CL 3             CL 3           CL 3           CL 3           CL 3
 INVESTMENT INCOME
Dividend income                                  $       --      $      8,018   $  2,646,724   $        --     $ 2,034,845
Variable account expenses                            59,820         1,231,952      3,130,430       852,979         414,776
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                     (59,820)       (1,223,934)      (483,706)     (852,979)      1,620,069
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                           6,855,458       232,772,168    932,519,153    77,051,568      40,487,750
    Cost of investments sold                      7,045,877       232,744,338    902,686,433    79,020,602      39,817,158
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                      (190,419)           27,830     29,832,720    (1,969,034)        670,592
Net change in unrealized appreciation or
  depreciation of investments                       676,682           (27,830)   (12,838,916)   10,628,734         456,893
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      486,263                --     16,993,804     8,659,700       1,127,485
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      $  426,443      $ (1,223,934)  $ 16,510,098   $ 7,806,721     $ 2,747,554
---------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
4  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                       DREY SOC     INVESCO VI    INVESCO VI   INVESCO VI     OPPEN
                                                       RESP GRO,    CAP APPR,      CORE EQ,     INTL GRO,    GLOBAL
YEAR ENDED DEC. 31, 2010                                 INIT         SER I         SER I         SER I      SEC VA
 OPERATIONS
Investment income (loss) -- net                       $   (4,933)  $   (36,751)  $   (63,979)  $   10,089   $    109
Net realized gain (loss) on sales of investments         (22,720)     (236,970)       26,517       30,558     (1,061)
Net change in unrealized appreciation or
  depreciation of investments                            144,186     1,002,112     1,134,069       82,490      9,391
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                             116,533       728,391     1,096,607      123,137      8,439
--------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                   120        28,236        40,428          450         --
Net transfers(1)                                         (11,993)     (276,714)     (410,511)      (9,819)   (14,426)
Adjustments to net assets allocated to contracts in
  payment period                                              --        (1,440)           98           --         --
Contract terminations:
    Surrender benefits and contract charges              (78,873)     (995,491)   (1,991,821)    (136,288)       (81)
    Death benefits                                       (10,257)     (106,990)     (240,269)     (12,747)   (36,741)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions          (101,003)   (1,352,399)   (2,602,075)    (158,404)   (51,248)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          999,390     6,339,667    16,093,479    1,265,816     78,883
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                             $1,014,920   $ 5,715,659   $14,588,011   $1,230,549   $ 36,074
--------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 1,559,205    10,986,561    14,864,326      772,683     43,063
Contract purchase payments                                   190        54,277        39,587          275         --
Net transfers(1)                                         (16,876)     (449,987)     (394,512)      (6,345)    (7,979)
Contract terminations:
    Surrender benefits and contract charges             (120,989)   (1,572,557)   (1,858,246)     (83,763)       (44)
    Death benefits                                       (15,319)     (159,222)     (220,526)      (7,937)   (17,818)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       1,406,211     8,859,072    12,430,629      674,913     17,222
--------------------------------------------------------------------------------------------------------------------


(1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT  5

STATEMENTS OF CHANGES IN NET ASSETS

                                                   OPPEN GLOBAL     OPPEN       PUT VT       PUT VT        PUT VT
                                                     STRATEGIC      MAIN      GRO & INC,   INTL VAL,   MULTI-CAP GRO,
PERIOD ENDED DEC. 31, 2010 (CONTINUED)                INC VA        ST VA       CL IB        CL IB        CL IB(2)
 OPERATIONS
Investment income (loss) -- net                      $  6,040     $    (13)  $    15,664     $   86      $  (16,624)
Net realized gain (loss) on sales of investments        6,082      (15,860)     (597,617)       (37)         27,346
Net change in unrealized appreciation or
  depreciation of investments                          (4,243)      21,693     1,083,556        216         537,882
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                       7,879        5,820       501,603        265         548,604
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                 --           --        10,476         --           1,060
Net transfers(1)                                      (66,659)     (20,253)       60,540         --       4,375,053
Adjustments to net assets allocated to contracts
  in payment period                                        --           --            --         --              (7)
Contract terminations:
    Surrender benefits and contract charges                --      (39,117)   (1,035,027)        (7)       (334,731)
    Death benefits                                         --           --       (85,414)        --              --
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        (66,659)     (59,370)   (1,049,425)        (7)      4,041,375
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        77,956      128,000     4,750,949      4,712              --
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                            $ 19,176     $ 74,450   $ 4,203,127     $4,970      $4,589,979
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 47,261      143,682     4,814,220      4,115              --
Contract purchase payments                                 --           --        10,190         --             438
Net transfers(1)                                      (37,002)     (23,018)       42,308         --       4,379,541
Contract terminations:
    Surrender benefits and contract charges                --      (47,672)   (1,019,158)        (6)       (315,151)
    Death benefits                                         --           --       (79,245)        --              --
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       10,259       72,992     3,768,315      4,109       4,064,828
---------------------------------------------------------------------------------------------------------------------


(1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

(2)For the period Sept. 24, 2010 (commencement of operations) to Dec. 31, 2010.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
6  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                    COL VP        COL VP          COL VP         COL VP         COL VP
                                                     BAL,       CASH MGMT,      DIV BOND,       DYN EQ,     HI YIELD BOND,
YEAR ENDED DEC. 31, 2010 (CONTINUED)                 CL 3          CL 3            CL 3           CL 3           CL 3
 OPERATIONS
Investment income (loss) -- net                  $   (59,820)  $ (1,223,934)  $    (483,706)  $  (852,979)    $ 1,620,069
Net realized gain (loss) on sales of
  investments                                       (190,419)        27,830      29,832,720    (1,969,034)        670,592
Net change in unrealized appreciation or
  depreciation of investments                        676,682        (27,830)    (12,838,916)   10,628,734         456,893
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    426,443     (1,223,934)     16,510,098     7,806,721       2,747,554
--------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                             7,897      8,544,117      39,283,831       186,266         167,712
Net transfers(1)                                      67,133    (45,106,976)   (434,827,925)     (501,270)     (5,497,908)
Adjustments to net assets allocated to
  contracts in payment period                           (675)        54,484            (926)         (355)             --
Contract terminations:
    Surrender benefits and contract charges         (809,100)   (21,767,828)    (18,810,929)   (6,930,310)     (3,455,109)
    Death benefits                                  (480,432)    (1,142,668)     (3,183,230)     (840,189)       (221,303)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (1,215,177)   (59,418,871)   (417,539,179)   (8,085,858)     (9,006,608)
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    4,734,377    114,381,385     444,901,658    55,968,671      30,255,711
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $ 3,945,643   $ 53,738,580   $  43,872,577   $55,689,534     $23,996,657
--------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             4,004,333    107,328,018     373,591,508    74,789,887      21,851,533
Contract purchase payments                             7,863      8,046,088      31,582,900       248,235         115,542
Net transfers(1)                                      70,776    (44,358,215)   (354,616,913)     (578,944)     (4,106,448)
Contract terminations:
    Surrender benefits and contract charges         (689,766)   (20,114,797)    (15,196,839)   (9,209,714)     (2,385,336)
    Death benefits                                  (505,375)    (1,045,925)     (2,486,033)   (1,114,707)       (155,544)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   2,887,831     49,855,169      32,874,623    64,134,757      15,319,747
--------------------------------------------------------------------------------------------------------------------------


(1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT  7

STATEMENTS OF CHANGES IN NET ASSETS

                                                       DREY SOC     INVESCO VI    INVESCO VI   INVESCO VI     OPPEN
                                                       RESP GRO,    CAP APPR,      CORE EQ,     INTL GRO,    GLOBAL
YEAR ENDED DEC. 31, 2009                                 INIT         SER I         SER I         SER I      SEC VA
 OPERATIONS
Investment income (loss) -- net                       $   (3,841)  $   (45,836)  $    55,148   $    1,009   $    733
Net realized gain (loss) on sales of investments         (97,819)     (594,797)     (760,010)       1,030     (6,164)
Distributions from capital gains                              --            --            --           --      1,896
Net change in unrealized appreciation or
  depreciation of investments                            361,097     1,702,696     4,263,260      337,091     33,389
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                             259,437     1,062,063     3,558,398      339,130     29,854
--------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                   160        12,322        35,913        2,124         --
Net transfers(1)                                             (53)       (6,783)     (283,186)      64,020     (1,940)
Adjustments to net assets allocated to contracts in
  payment period                                              --        (1,315)       (8,576)         (29)        --
Contract terminations:
    Surrender benefits and contract charges             (170,234)   (1,014,721)   (2,723,489)    (157,326)   (33,325)
    Death benefits                                       (34,467)     (131,287)     (400,671)      (9,437)        --
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions          (204,594)   (1,141,784)   (3,380,009)    (100,648)   (35,265)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          944,547     6,419,388    15,915,090    1,027,334     84,294
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                             $  999,390   $ 6,339,667   $16,093,479   $1,265,816   $ 78,883
--------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 1,941,419    13,206,500    18,619,281      836,322     63,424
Contract purchase payments                                   305        25,496        34,700        1,733         --
Net transfers(1)                                           1,952       (33,430)     (351,190)      55,003     (1,672)
Contract terminations:
    Surrender benefits and contract charges             (321,977)   (1,993,978)   (2,989,575)    (113,146)   (18,689)
    Death benefits                                       (62,494)     (218,027)     (448,890)      (7,229)        --
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       1,559,205    10,986,561    14,864,326      772,683     43,063
--------------------------------------------------------------------------------------------------------------------


(1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
8  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                      OPPEN GLOBAL     OPPEN       PUT VT       PUT VT      COL VP
                                                        STRATEGIC      MAIN      GRO & INC,   INTL VAL,      BAL,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                     INC VA        ST VA       CL IB        CL IB        CL 3
 OPERATIONS
Investment income (loss) -- net                         $  (1,483)   $    780   $    70,896     $  (56)   $  (65,705)
Net realized gain (loss) on sales of investments           10,953     (10,873)   (1,119,518)       (50)     (481,904)
Distributions from capital gains                              138          --            --         --            --
Net change in unrealized appreciation or
  depreciation of investments                              20,201      46,191     2,156,822      1,029     1,506,884
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                               29,809      36,098     1,108,200        923       959,275
--------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                     --          40        10,269         --        13,628
Net transfers(1)                                               --         423      (174,448)        --       (81,721)
Adjustments to net assets allocated to contracts in
  payment period                                               --          --            --         --          (605)
Contract terminations:
    Surrender benefits and contract charges              (120,626)    (46,174)     (823,255)        (7)     (783,908)
    Death benefits                                             --          --      (114,721)        --       (42,894)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions           (120,626)    (45,711)   (1,102,155)        (7)     (895,500)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           168,773     137,613     4,744,904      3,796     4,670,602
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $  77,956    $128,000   $ 4,750,949     $4,712    $4,734,377
--------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                    119,887     195,410     6,170,644      4,124     4,837,523
Contract purchase payments                                     --          57        12,136         --        16,756
Net transfers(1)                                               --         553      (188,801)        --       (74,724)
Contract terminations:
    Surrender benefits and contract charges               (72,626)    (52,338)   (1,042,717)        (9)     (742,103)
    Death benefits                                             --          --      (137,042)        --       (33,119)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           47,261     143,682     4,814,220      4,115     4,004,333
--------------------------------------------------------------------------------------------------------------------


(1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT  9

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 COL VP         COL VP         COL VP        COL VP
                                                               CASH MGMT,      DIV BOND,      DYN EQ,       HI YIELD
YEAR ENDED DEC. 31, 2009 (CONTINUED)                              CL 3           CL 3           CL 3       BOND, CL 3
 OPERATIONS
Investment income (loss) -- net                               $ (1,439,091)  $ 10,659,156   $  (804,461)  $ 2,235,063
Net realized gain (loss) on sales of investments                     9,000     (2,030,131)   (3,832,472)   (1,295,698)
Distributions from capital gains                                        --             --            --            --
Net change in unrealized appreciation or depreciation
  of investments                                                    64,674     37,318,762    15,578,530    10,074,652
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    (1,365,417)    45,947,787    10,941,597    11,014,017
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                       9,164,915     51,802,630       177,178       162,023
Net transfers(1)                                                57,450,313     14,080,770     1,459,585    (1,771,489)
Adjustments to net assets allocated to contracts in
  payment period                                                   (47,210)        (1,130)       (1,657)           --
Contract terminations:
    Surrender benefits and contract charges                    (23,359,535)   (27,302,484)   (4,948,635)   (2,745,801)
    Death benefits                                              (2,296,785)    (4,690,724)     (649,200)     (364,430)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                  40,911,698     33,889,062    (3,962,729)   (4,719,697)
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                 74,835,104    365,064,809    48,989,803    23,961,391
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                     $114,381,385   $444,901,658   $55,968,671   $30,255,711
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                          68,113,137    344,544,322    80,264,747    26,185,179
Contract purchase payments                                       8,597,718     45,946,682       293,568       141,394
Net transfers(1)                                                53,874,791     11,077,467     3,454,924    (1,831,861)
Contract terminations:
    Surrender benefits and contract charges                    (21,157,404)   (23,838,098)   (8,129,466)   (2,336,555)
    Death benefits                                              (2,100,224)    (4,138,865)   (1,093,886)     (306,624)
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               107,328,018    373,591,508    74,789,887    21,851,533
---------------------------------------------------------------------------------------------------------------------


(1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
10  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
RiverSource Variable Annuity Account (the Account) was established under Indiana law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Indiana Department of Insurance.

The Account is used as a funding vehicle for RiverSource(R) Platinum Variable Annuity contracts issued by RiverSource Life.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through RiverSource(R) Platinum Variable Annuity and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts.

DIVISION                        FUND
-------------------------------------------------------------------------------------------------
Drey Soc Resp Gro, Init         The Dreyfus Socially Responsible Growth Fund, Inc., Initial
                                  Shares
Invesco VI Cap Appr, Ser I      Invesco V.I. Capital Appreciation Fund, Series I Shares
Invesco VI Core Eq, Ser I       Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Intl Gro, Ser I      Invesco V.I. International Growth Fund, Series I Shares
Oppen Global Sec VA             Oppenheimer Global Securities Fund/VA
Oppen Global Strategic Inc VA   Oppenheimer Global Strategic Income Fund/VA
Oppen Main St VA                Oppenheimer Main Street Fund/VA
Put VT Gro & Inc, Cl IB         Putnam VT Growth and Income Fund - Class IB Shares
Put VT Intl Val, Cl IB          Putnam VT International Value Fund - Class IB Shares
Put VT Multi-Cap Gro, Cl IB     Putnam VT Multi-Cap Growth Fund - Class IB Shares(1)
Col VP Bal, Cl 3                Columbia Variable Portfolio - Balanced Fund (Class 3)
                                  (previously RVST RiverSource Variable Portfolio - Balanced
                                  Fund (Class 3))
Col VP Cash Mgmt, Cl 3          Columbia Variable Portfolio - Cash Management Fund (Class 3)
                                  (previously RVST RiverSource Variable Portfolio - Cash
                                  Management Fund (Class 3))
Col VP Div Bond, Cl 3           Columbia Variable Portfolio - Diversified Bond Fund (Class 3)
                                  (previously RVST RiverSource Variable Portfolio - Diversified
                                  Bond Fund (Class 3))
Col VP Dyn Eq, Cl 3             Columbia Variable Portfolio - Dynamic Equity Fund (Class 3)
                                  (previously RVST RiverSource Variable Portfolio - Dynamic
                                  Equity Fund (Class 3))
Col VP Hi Yield Bond, Cl 3      Columbia Variable Portfolio - High Yield Bond Fund (Class 3)
                                  (previously RVST RiverSource Variable Portfolio - High Yield
                                  Bond Fund (Class 3))
-------------------------------------------------------------------------------------------------



 (1)Putnam VT Vista Fund - Class IB Shares merged into Putnam VT Multi-Cap Growth Fund - Class IB Shares on Sept. 24, 2010.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life issues the contracts that are distributed by banks and financial institutions either directly or through a network of third-party marketers.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENTS IN THE FUNDS
Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division's share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

     Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

     Level 2 - Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

     Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.


--------------------------------------------------------------------------------
                  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT  11

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds. There were no transfers between levels as of Dec. 31, 2010.

VARIABLE PAYOUT
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES
RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

SUBSEQUENT EVENTS
Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of the Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account's financial statements.

USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES
RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.25% of the average daily net assets of each subaccount, depending on the contract and death benefit option selected.

RiverSource Life also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by RiverSource Life such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses.

4. CONTRACT CHARGES
RiverSource Life deducts a contract administrative charge of $30 per year on the contract anniversary. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. This charge may be waived based upon the underlying contract value.

Optional riders are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary. Additional information can be found in the applicable product's prospectus.

5. WITHDRAWAL CHARGES
RiverSource Life may use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the applicable product's prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life. Charges by RiverSource Life for withdrawals are not identified on an individual division basis.

6. RELATED PARTY TRANSACTIONS
RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

On May 1, 2010, Ameriprise Financial announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the Columbia Transaction). In connection with the Columbia Transaction, effective May 1, 2010, certain Fund's investment manager, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, changed its name to Columbia Management Investment

--------------------------------------------------------------------------------
12  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT

Advisers, LLC. Certain divisions invest in Funds managed by Columbia Management Investment Advisers, LLC and Columbia Wanger Asset Management, LLC, both affiliates of Ameriprise Financial.

The following table reflects fees paid by certain funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund's Annual Report.

FEE AGREEMENT:                             FEES PAID TO:
----------------------------------------------------------------------------------------------------------------------------
Investment Management Services Agreement   Columbia Management Investment Advisers, LLC
----------------------------------------------------------------------------------------------------------------------------
Administrative Services Agreement          Ameriprise Financial
----------------------------------------------------------------------------------------------------------------------------
Transfer Agency and Servicing Agreement    Columbia Management Investment Services Corp. (previously RiverSource
                                           Service Corporation)
----------------------------------------------------------------------------------------------------------------------------
Plan and Agreement of Distribution         Columbia Management Investment Distributors, Inc. (previously RiverSource
  Pursuant to Rule 12b-1                   Distributors, Inc.)
----------------------------------------------------------------------------------------------------------------------------



7. INVESTMENT TRANSACTIONS
The divisions' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2010 were as follows:

DIVISION                               PURCHASES
---------------------------------------------------------
Drey Soc Resp Gro, Init                $      8,798
Invesco VI Cap Appr, Ser I                  150,987
Invesco VI Core Eq, Ser I                   368,516
Invesco VI Intl Gro, Ser I                   30,277
Oppen Global Sec VA                           1,128
Oppen Global Strategic Inc VA                 6,892
Oppen Main St VA                              1,398
Put VT Gro & Inc, Cl IB                     294,481
Put VT Intl Val, Cl IB                          149
Put VT Multi-Cap Gro, Cl IB               4,483,586
Col VP Bal, Cl 3                          5,571,924
Col VP Cash Mgmt, Cl 3                  171,649,092
Col VP Div Bond, Cl 3                   514,288,923
Col VP Dyn Eq, Cl 3                      68,143,217
Col VP Hi Yield Bond, Cl 3               33,074,858
=========================================================



8. ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS
The following is a summary of accumulation unit values at Dec. 31, 2010:

                                                  DREY SOC       INVESCO       INVESCO     INVESCO VI       OPPEN
                                                  RESP GRO,   VI CAP APPR,   VI CORE EQ,    INTL GRO,      GLOBAL
SUBACCOUNT                                          INIT          SER I         SER I         SER I        SEC VA
                                                --------------------------------------------------------------------
1.00%                                               $  --         $0.68         $1.11         $  --         $  --
1.05%                                                  --            --            --            --            --
1.10%                                                  --          0.67          1.10            --            --
1.15%                                                  --          0.83          1.10            --            --
1.20%                                                0.72          0.56          1.10            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                0.72          0.82          1.09            --            --
1.30%                                                  --            --            --            --            --
1.35%                                                  --          0.65          1.09            --            --
1.40%                                                  --            --            --            --            --
1.40%                                                  --            --            --            --            --
1.40%                                                0.85          0.91          1.45          1.82          2.09
1.45%                                                0.70          0.54          1.08            --            --
1.50%                                                0.70          0.54          1.08            --            --
1.55%                                                  --            --            --            --            --
1.60%                                                1.50          0.59          1.08            --            --
1.65%                                                0.69          0.53          1.07            --            --
1.70%                                                0.69          0.53          1.07            --            --
1.75%                                                  --            --            --            --            --
1.80%                                                1.48          1.29          1.07            --            --
1.85%                                                  --            --            --            --            --
1.90%                                                  --            --            --            --            --
1.95%                                                  --            --            --            --            --
2.00%                                                  --            --            --            --            --
2.05%                                                  --            --            --            --            --
2.10%                                                  --            --            --            --            --
2.15%                                                  --            --            --            --            --
2.20%                                                  --            --            --            --            --
2.25%                                                  --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT  13

                                                OPPEN GLOBAL      OPPEN        PUT VT        PUT VT        PUT VT
                                                  STRATEGIC       MAIN       GRO & INC,     INTL VAL,     MULTI-CAP
SUBACCOUNT                                         INC VA         ST VA         CL IB         CL IB      GRO, CL IB
                                                --------------------------------------------------------------------
1.00%                                               $  --         $  --         $1.08         $  --         $1.13
1.05%                                                  --            --            --            --          1.13
1.10%                                                  --            --          1.07            --          1.13
1.15%                                                  --            --          1.03            --          1.13
1.20%                                                  --            --          1.14            --          1.13
1.25%                                                  --            --            --            --          1.13
1.25%                                                  --            --            --            --          1.13
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --          1.02            --            --
1.30%                                                  --            --          1.37            --          1.13
1.35%                                                  --            --          1.04            --          1.13
1.40%                                                  --            --            --            --            --
1.40%                                                  --            --            --            --            --
1.40%                                                1.87          1.02          1.22          1.21          1.13
1.45%                                                  --            --          1.12            --          1.13
1.50%                                                  --            --          1.07            --          1.13
1.55%                                                  --            --          1.34            --          1.13
1.60%                                                  --            --          1.04            --          1.13
1.65%                                                  --            --          1.33            --          1.13
1.70%                                                  --            --          1.05            --          1.13
1.75%                                                  --            --          1.10            --          1.13
1.80%                                                  --            --          1.02            --          1.13
1.85%                                                  --            --          1.31            --          1.13
1.90%                                                  --            --            --            --          1.13
1.95%                                                  --            --            --            --          1.13
2.00%                                                  --            --            --            --          1.13
2.05%                                                  --            --            --            --          1.13
2.10%                                                  --            --            --            --          1.13
2.15%                                                  --            --            --            --          1.13
2.20%                                                  --            --            --            --          1.13
2.25%                                                  --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
14  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT

                                                   COL VP        COL VP        COL VP        COL VP        COL VP
                                                    BAL,       CASH MGMT,     DIV BOND,      DYN EQ,      HI YIELD
SUBACCOUNT                                          CL 3          CL 3          CL 3          CL 3       BOND, CL 3
                                                --------------------------------------------------------------------
1.00%                                               $1.08         $1.14         $1.37         $0.90         $1.16
1.05%                                                  --          1.05          1.22          0.90          1.36
1.10%                                                1.07          1.08          1.35          0.90            --
1.15%                                                1.13          1.15          1.51          1.05          1.74
1.20%                                                  --          1.07          1.27          0.68          1.67
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                1.11          1.13          1.50          0.68          1.72
1.30%                                                  --          1.05          1.28          1.04          1.55
1.35%                                                1.04          1.10          1.33          1.03          1.54
1.40%                                                  --            --            --            --            --
1.40%                                                  --            --            --            --            --
1.40%                                                2.11          1.31          1.94          1.53          1.64
1.45%                                                  --          1.05          1.24          0.66          1.60
1.50%                                                0.98          1.08          1.43          0.66          1.58
1.55%                                                  --          1.03          1.25          1.02          1.52
1.60%                                                1.02          1.07          1.42          0.67          1.58
1.65%                                                  --          1.02          1.24          0.65          1.56
1.70%                                                1.12          1.00          1.26          0.64          1.55
1.75%                                                  --          1.02          1.22          1.01          1.50
1.80%                                                1.10          0.99          1.21          1.29          1.64
1.85%                                                  --          1.01          1.22          1.00          1.49
1.90%                                                  --          1.02          1.20          1.00          1.49
1.95%                                                  --          1.02          1.19          0.99          1.48
2.00%                                                  --          1.01          1.19          0.99          1.48
2.05%                                                  --          1.01          1.19          0.99          1.47
2.10%                                                  --          1.01          1.18          0.98          1.47
2.15%                                                  --          1.00          1.18          0.98          1.46
2.20%                                                  --          1.00          1.17          0.98          1.46
2.25%                                                  --          0.98          1.04          1.17          1.14
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT  15

The following is a summary of units outstanding at Dec. 31, 2010:

                                                  DREY SOC       INVESCO       INVESCO     INVESCO VI       OPPEN
                                                  RESP GRO,   VI CAP APPR,   VI CORE EQ,    INTL GRO,      GLOBAL
SUBACCOUNT                                          INIT          SER I         SER I         SER I        SEC VA
                                                --------------------------------------------------------------------
1.00%                                                    --        65,333        32,867           --           --
1.05%                                                    --            --            --           --           --
1.10%                                                    --       726,075       536,719           --           --
1.15%                                                    --        89,678       108,103           --           --
1.20%                                               193,958       545,441       871,346           --           --
1.25%                                                    --            --            --           --           --
1.25%                                                    --            --            --           --           --
1.25%                                                    --            --            --           --           --
1.25%                                                    --            --            --           --           --
1.25%                                                    --            --            --           --           --
1.25%                                                    --            --            --           --           --
1.25%                                               379,085       911,703     1,983,426           --           --
1.30%                                                    --            --            --           --           --
1.35%                                                    --     1,303,904     1,167,565           --           --
1.40%                                                    --            --            --           --           --
1.40%                                                    --            --            --           --           --
1.40%                                               138,951       820,769     2,966,671      674,913       17,222
1.45%                                               374,488     1,197,504     1,687,833           --           --
1.50%                                                72,230     1,666,925     1,416,947           --           --
1.55%                                                    --            --            --           --           --
1.60%                                                    --     1,143,310     1,216,976           --           --
1.65%                                                21,127       183,679       161,097           --           --
1.70%                                               226,372       204,751       269,138           --           --
1.75%                                                    --            --            --           --           --
1.80%                                                    --            --        11,941           --           --
1.85%                                                    --            --            --           --           --
1.90%                                                    --            --            --           --           --
1.95%                                                    --            --            --           --           --
2.00%                                                    --            --            --           --           --
2.05%                                                    --            --            --           --           --
2.10%                                                    --            --            --           --           --
2.15%                                                    --            --            --           --           --
2.20%                                                    --            --            --           --           --
2.25%                                                    --            --            --           --           --
--------------------------------------------------------------------------------------------------------------------
Total                                             1,406,211     8,859,072    12,430,629      674,913       17,222
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
16  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT

                                                OPPEN GLOBAL      OPPEN        PUT VT        PUT VT        PUT VT
                                                  STRATEGIC       MAIN       GRO & INC,     INTL VAL,     MULTI-CAP
SUBACCOUNT                                         INC VA         ST VA         CL IB         CL IB      GRO, CL IB
                                                --------------------------------------------------------------------
1.00%                                                  --            --         163,085          --          20,528
1.05%                                                  --            --              --          --              --
1.10%                                                  --            --         991,262          --         336,429
1.15%                                                  --            --          88,645          --          90,709
1.20%                                                  --            --          17,287          --         424,224
1.25%                                                  --            --              --          --         651,541
1.25%                                                  --            --              --          --         105,952
1.25%                                                  --            --              --          --              --
1.25%                                                  --            --              --          --              --
1.25%                                                  --            --              --          --              --
1.25%                                                  --            --              --          --              --
1.25%                                                  --            --         399,602          --              --
1.30%                                                  --            --          51,524          --           4,565
1.35%                                                  --            --         750,876          --         409,408
1.40%                                                  --            --              --          --              --
1.40%                                                  --            --              --          --              --
1.40%                                              10,259        72,992       1,063,241       4,109         347,353
1.45%                                                  --            --          17,265          --         863,744
1.50%                                                  --            --          53,031          --         622,036
1.55%                                                  --            --          82,180          --             768
1.60%                                                  --            --              --          --              --
1.65%                                                  --            --          38,823          --          33,437
1.70%                                                  --            --          49,857          --         124,744
1.75%                                                  --            --              --          --              --
1.80%                                                  --            --              --          --              --
1.85%                                                  --            --           1,637          --           2,288
1.90%                                                  --            --              --          --           9,074
1.95%                                                  --            --              --          --          18,028
2.00%                                                  --            --              --          --              --
2.05%                                                  --            --              --          --              --
2.10%                                                  --            --              --          --              --
2.15%                                                  --            --              --          --              --
2.20%                                                  --            --              --          --              --
2.25%                                                  --            --              --          --              --
--------------------------------------------------------------------------------------------------------------------
Total                                              10,259        72,992       3,768,315       4,109       4,064,828
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT  17

                                                   COL VP        COL VP        COL VP        COL VP        COL VP
                                                    BAL,       CASH MGMT,     DIV BOND,      DYN EQ,      HI YIELD
SUBACCOUNT                                          CL 3          CL 3          CL 3          CL 3       BOND, CL 3
                                                --------------------------------------------------------------------
1.00%                                                73,552       576,063       644,970       203,295            --
1.05%                                                    --       344,385       374,402        29,735         6,516
1.10%                                               378,152     4,812,534     2,329,412     1,587,583            --
1.15%                                                26,309       814,863       617,526     2,312,446       479,141
1.20%                                                    --     1,772,190     1,313,613     1,241,576       289,796
1.25%                                                    --            --            --            --            --
1.25%                                                    --            --            --            --            --
1.25%                                                    --            --            --            --            --
1.25%                                                    --            --            --            --            --
1.25%                                                    --            --            --            --            --
1.25%                                                    --            --            --            --            --
1.25%                                                85,184     2,075,399       548,765     2,512,229       279,967
1.30%                                                    --     2,125,596     1,076,154     2,282,861       301,614
1.35%                                               437,710     4,962,232     2,543,523     5,032,910       398,610
1.40%                                                    --            --            --            --            --
1.40%                                                    --            --            --            --            --
1.40%                                               880,268     4,614,594     2,609,408     3,074,421     1,400,086
1.45%                                                    --     2,911,049     2,221,285     3,592,293       677,709
1.50%                                                83,080     2,902,127     2,259,850     6,904,184       557,818
1.55%                                                    --     4,248,435       906,388     1,842,504       136,555
1.60%                                               914,699     1,372,984       832,567     3,124,414     1,699,468
1.65%                                                    --     2,114,909     1,362,785     3,157,322       858,388
1.70%                                                 8,877     3,587,342     4,009,488     9,784,414     2,244,141
1.75%                                                    --     2,600,950     2,027,292     2,788,045       930,917
1.80%                                                    --       834,494       178,236       618,601     1,531,580
1.85%                                                    --       302,959       263,733       889,855       460,938
1.90%                                                    --     2,910,075     3,451,246     7,800,599     1,428,596
1.95%                                                    --     1,062,621     1,810,786     2,659,287       626,089
2.00%                                                    --        26,711        31,318       255,965       154,462
2.05%                                                    --       397,737       228,571       351,572       159,638
2.10%                                                    --     1,265,544       533,398     1,374,800       385,391
2.15%                                                    --     1,158,687       689,370       713,846       310,909
2.20%                                                    --        60,689        10,537            --         1,418
2.25%                                                    --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------
Total                                             2,887,831    49,855,169    32,874,623    64,134,757    15,319,747
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
18  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT

The following is a summary of net assets at Dec. 31, 2010:

                                                  DREY SOC       INVESCO       INVESCO     INVESCO VI       OPPEN
                                                  RESP GRO,   VI CAP APPR,   VI CORE EQ,    INTL GRO,      GLOBAL
SUBACCOUNT                                          INIT          SER I         SER I         SER I        SEC VA
                                                --------------------------------------------------------------------
1.00%                                            $       --    $   44,745    $    36,349   $       --      $    --
1.05%                                                    --            --             --           --           --
1.10%                                                    --       486,943        590,765           --           --
1.15%                                                    --        74,164        118,710           --           --
1.20%                                               140,318       304,124        954,635           --           --
1.25%                                                    --            --             --           --           --
1.25%                                                    --            --             --           --           --
1.25%                                                    --            --             --           --           --
1.25%                                                    --            --             --           --           --
1.25%                                                    --            --             --           --           --
1.25%                                                    --            --             --           --           --
1.25%                                               272,749       771,006      2,168,063           --           --
1.30%                                                    --            --             --           --           --
1.35%                                                    --       851,570      1,270,228           --           --
1.40%                                                    --            --             --           --           --
1.40%                                                    --            --             --           --           --
1.40%                                               117,750       748,562      4,308,540    1,230,549       36,074
1.45%                                               263,632       649,916      1,827,714           --           --
1.50%                                                50,577       899,981      1,530,788           --           --
1.55%                                                    --            --             --           --           --
1.60%                                                   109       678,717      1,308,615           --           --
1.65%                                                14,555        97,704        172,832           --           --
1.70%                                               155,123       108,150        288,052           --           --
1.75%                                                    --            --             --           --           --
1.80%                                                   107            77         12,720           --           --
1.85%                                                    --            --             --           --           --
1.90%                                                    --            --             --           --           --
1.95%                                                    --            --             --           --           --
2.00%                                                    --            --             --           --           --
2.05%                                                    --            --             --           --           --
2.10%                                                    --            --             --           --           --
2.15%                                                    --            --             --           --           --
2.20%                                                    --            --             --           --           --
2.25%                                                    --            --             --           --           --
--------------------------------------------------------------------------------------------------------------------
Total                                            $1,014,920    $5,715,659    $14,588,011   $1,230,549      $36,074
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT  19

                                                OPPEN GLOBAL      OPPEN        PUT VT        PUT VT        PUT VT
                                                  STRATEGIC       MAIN       GRO & INC,     INTL VAL,     MULTI-CAP
SUBACCOUNT                                         INC VA         ST VA         CL IB         CL IB      GRO, CL IB
                                                --------------------------------------------------------------------
1.00%                                              $    --       $    --     $  176,453      $   --      $   23,199
1.05%                                                   --            --             --          --              82
1.10%                                                   --            --      1,061,146          --         380,103
1.15%                                                   --            --         91,347          --         102,471
1.20%                                                   --            --         19,726          --         479,167
1.25%                                                   --            --             --          --         735,770
1.25%                                                   --            --             --          --         119,658
1.25%                                                   --            --             --          --              --
1.25%                                                   --            --             --          --              --
1.25%                                                   --            --             --          --              --
1.25%                                                   --            --             --          --              --
1.25%                                                   --            --        407,267          --              --
1.30%                                                   --            --         70,480          --           5,155
1.35%                                                   --            --        782,779          --         462,246
1.40%                                                   --            --             --          --              --
1.40%                                                   --            --             --          --              --
1.40%                                               19,176        74,450      1,301,411       4,970         392,129
1.45%                                                   --            --         19,353          --         974,958
1.50%                                                   --            --         56,589          --         702,035
1.55%                                                   --            --        110,209          --             867
1.60%                                                   --            --            111          --              --
1.65%                                                   --            --         51,655          --          37,722
1.70%                                                   --            --         52,259          --         140,711
1.75%                                                   --            --            105          --              82
1.80%                                                   --            --             95          --              82
1.85%                                                   --            --          2,142          --           2,580
1.90%                                                   --            --             --          --          10,230
1.95%                                                   --            --             --          --          20,322
2.00%                                                   --            --             --          --              82
2.05%                                                   --            --             --          --              82
2.10%                                                   --            --             --          --              82
2.15%                                                   --            --             --          --              82
2.20%                                                   --            --             --          --              82
2.25%                                                   --            --             --          --              --
--------------------------------------------------------------------------------------------------------------------
Total                                              $19,176       $74,450     $4,203,127      $4,970      $4,589,979
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
20  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT

                                                   COL VP        COL VP        COL VP        COL VP        COL VP
                                                    BAL,       CASH MGMT,     DIV BOND,      DYN EQ,      HI YIELD
SUBACCOUNT                                          CL 3          CL 3          CL 3          CL 3       BOND, CL 3
                                                --------------------------------------------------------------------
1.00%                                            $   79,318    $   655,848   $   881,317   $   183,630   $        87
1.05%                                                    --        363,005       457,707        26,742         8,847
1.10%                                               404,359      5,194,157     3,155,949     1,427,307            --
1.15%                                                29,618        933,671       933,463     2,419,141       832,240
1.20%                                                    --      1,887,998     1,664,454       847,858       485,203
1.25%                                                    --             --            --            --            --
1.25%                                                    --             --            --            --            --
1.25%                                                    --             --            --            --            --
1.25%                                                    --             --            --            --            --
1.25%                                                    --             --            --            --            --
1.25%                                                    --             --            --            --            --
1.25%                                                94,819      2,376,577       820,294     1,706,292       480,584
1.30%                                                    --      2,232,083     1,376,596     2,365,001       466,485
1.35%                                               454,917      5,447,062     3,373,179     5,196,251       614,468
1.40%                                                    --             --            --            --            --
1.40%                                                    --             --            --            --            --
1.40%                                             1,861,359      6,063,242     5,080,444     4,692,898     2,297,807
1.45%                                                    --      3,045,413     2,763,880     2,387,860     1,082,740
1.50%                                                81,583      3,167,106     3,242,509     4,564,333       878,722
1.55%                                                    --      4,375,199     1,136,283     1,877,097       207,728
1.60%                                               929,655      1,471,439     1,183,315     2,092,545     2,680,132
1.65%                                                    --      2,160,520     1,695,487     2,053,624     1,342,516
1.70%                                                 9,944      3,588,435     5,037,144     6,307,741     3,488,137
1.75%                                                    --      2,664,365     2,469,079     2,802,519     1,397,200
1.80%                                                    71        830,187       216,244       800,562     2,511,618
1.85%                                                    --        304,526       321,689       888,568       687,366
1.90%                                                    --      2,969,051     4,136,372     7,763,517     2,123,037
1.95%                                                    --      1,080,469     2,163,239     2,637,765       927,265
2.00%                                                    --         27,062        37,274       253,053       228,017
2.05%                                                    --        401,817       271,071       346,379       234,855
2.10%                                                    --      1,274,113       630,792     1,349,996       565,084
2.15%                                                    --      1,162,506       812,336       698,682       454,370
2.20%                                                    --         60,705        12,381            86         2,063
2.25%                                                    --          2,024            79            87            86
--------------------------------------------------------------------------------------------------------------------
Total                                            $3,945,643    $53,738,580   $43,872,577   $55,689,534   $23,996,657
--------------------------------------------------------------------------------------------------------------------



9. FINANCIAL HIGHLIGHTS
The following is a summary for each period in the five year period ended Dec. 31, 2010 of units, net assets and investment income ratios. The accumulation unit values and total returns are based on the variable annuity contracts with the lowest and highest expense ratios.

                     AT DEC. 31
     -----------------------------------------                    FOR THE YEAR ENDED DEC. 31
                      ACCUMULATION             ----------------------------------------------------------------
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
DREY SOC RESP GRO, INIT
2010         1,406  $0.72  to  $1.48    $1,015         0.88%    1.20%   to  1.80%    13.45%    to   12.77%
2009         1,559  $0.64  to  $1.31      $999         1.00%    1.20%   to  1.80%    32.16%    to   31.36%
2008         1,941  $0.48  to  $1.00      $945         0.78%    1.20%   to  1.80%   (35.21%)   to  (35.60%)
2007         2,566  $0.74  to  $1.55    $1,935         0.54%    1.20%   to  1.80%     6.49%    to    5.86%
2006         2,879  $0.70  to  $1.46    $2,037         0.11%    1.20%   to  1.80%     7.90%    to    7.26%
---------------------------------------------------------------------------------------------------------------
INVESCO VI CAP APPR, SER I
2010         8,859  $0.68  to  $1.29    $5,716         0.73%    1.00%   to  1.80%    14.34%    to   13.44%
2009        10,987  $0.60  to  $1.14    $6,340         0.61%    1.00%   to  1.80%    19.87%    to   18.92%
2008        13,207  $0.50  to  $0.96    $6,419            --    1.00%   to  1.80%   (43.07%)   to  (43.52%)
2007        17,511  $0.88  to  $1.69   $14,982            --    1.00%   to  1.80%    10.89%    to   10.00%
2006        21,315  $0.79  to  $1.54   $16,424         0.06%    1.00%   to  1.80%     5.24%    to    4.41%
---------------------------------------------------------------------------------------------------------------
INVESCO VI CORE EQ, SER I
2010        12,431  $1.11  to  $1.07   $14,588         0.94%    1.00%   to  1.80%     8.47%    to    7.60%
2009        14,864  $1.02  to  $0.99   $16,093         1.75%    1.00%   to  1.80%    27.02%    to   26.01%
2008        18,619  $0.80  to  $0.79   $15,915         1.89%    1.00%   to  1.80%   (30.84%)   to  (31.39%)
2007        25,151  $1.16  to  $1.15   $31,183         1.02%    1.00%   to  1.80%     7.04%    to    6.18%
2006        31,151  $1.08  to  $1.08   $36,389         0.77%    1.00%   to  1.80%     8.43%(5) to    7.85%(5)
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT  21

                     AT DEC. 31
     -----------------------------------------                    FOR THE YEAR ENDED DEC. 31
                      ACCUMULATION             ----------------------------------------------------------------
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
INVESCO VI INTL GRO, SER I
2010           675  $1.82  to  $1.82    $1,231         2.24%    1.40%   to  1.40%    11.30%    to   11.30%
2009           773  $1.64  to  $1.64    $1,266         1.50%    1.40%   to  1.40%    33.36%    to   33.36%
2008           836  $1.23  to  $1.23    $1,027         0.50%    1.40%   to  1.40%   (41.21%)   to  (41.21%)
2007         1,067  $2.09  to  $2.09    $2,229         0.37%    1.40%   to  1.40%    13.12%    to   13.12%
2006         1,395  $1.85  to  $1.85    $2,577         0.96%    1.40%   to  1.40%    26.46%    to   26.46%
---------------------------------------------------------------------------------------------------------------
OPPEN GLOBAL SEC VA
2010            17  $2.09  to  $2.09       $36         1.54%    1.40%   to  1.40%    14.35%    to   14.35%
2009            43  $1.83  to  $1.83       $79         2.24%    1.40%   to  1.40%    37.83%    to   37.83%
2008            63  $1.33  to  $1.33       $84         1.74%    1.40%   to  1.40%   (41.02%)   to  (41.02%)
2007           101  $2.25  to  $2.25      $228         1.79%    1.40%   to  1.40%     4.83%    to    4.83%
2006           162  $2.15  to  $2.15      $348         0.99%    1.40%   to  1.40%    16.06%    to   16.06%
---------------------------------------------------------------------------------------------------------------
OPPEN GLOBAL STRATEGIC INC VA
2010            10  $1.87  to  $1.87       $19        11.42%    1.40%   to  1.40%    13.37%    to   13.37%
2009            47  $1.65  to  $1.65       $78         0.54%    1.40%   to  1.40%    17.18%    to   17.18%
2008           120  $1.41  to  $1.41      $169         5.58%    1.40%   to  1.40%   (15.40%)   to  (15.40%)
2007           186  $1.66  to  $1.66      $309         4.32%    1.40%   to  1.40%     8.16%    to    8.16%
2006           269  $1.54  to  $1.54      $414         4.11%    1.40%   to  1.40%     6.00%    to    6.00%
---------------------------------------------------------------------------------------------------------------
OPPEN MAIN ST VA
2010            73  $1.02  to  $1.02       $74         1.38%    1.40%   to  1.40%    14.49%    to   14.49%
2009           144  $0.89  to  $0.89      $128         1.95%    1.40%   to  1.40%    26.50%    to   26.50%
2008           195  $0.70  to  $0.70      $138         1.62%    1.40%   to  1.40%   (39.33%)   to  (39.33%)
2007           285  $1.16  to  $1.16      $331         1.16%    1.40%   to  1.40%     2.97%    to    2.97%
2006           404  $1.13  to  $1.13      $456         1.06%    1.40%   to  1.40%    13.43%    to   13.43%
---------------------------------------------------------------------------------------------------------------
PUT VT GRO & INC, CL IB
2010         3,768  $1.08  to  $1.31    $4,203         1.64%    1.00%   to  1.85%    13.24%    to   12.28%
2009         4,814  $0.96  to  $1.17    $4,751         2.87%    1.00%   to  1.85%    28.52%    to   27.43%
2008         6,171  $0.74  to  $0.92    $4,745         2.27%    1.00%   to  1.85%   (39.31%)   to  (39.82%)
2007         8,110  $1.22  to  $1.52   $10,311         1.33%    1.00%   to  1.85%    (6.98%)   to   (7.77%)
2006         9,523  $1.32  to  $1.65   $13,139         1.57%    1.00%   to  1.85%    14.76%    to   13.79%
---------------------------------------------------------------------------------------------------------------
PUT VT INTL VAL, CL IB
2010             4  $1.21  to  $1.21        $5         3.27%    1.40%   to  1.40%     5.64%    to    5.64%
2009             4  $1.15  to  $1.15        $5            --    1.40%   to  1.40%    24.44%    to   24.44%
2008             4  $0.92  to  $0.92        $4         1.85%    1.40%   to  1.40%   (46.77%)   to  (46.77%)
2007             4  $1.73  to  $1.73        $7         1.91%    1.40%   to  1.40%     5.51%    to    5.51%
2006             8  $1.64  to  $1.64       $13         1.17%    1.40%   to  1.40%    25.46%    to   25.46%
---------------------------------------------------------------------------------------------------------------
PUT VT MULTI-CAP GRO, CL IB
2010         4,065  $1.13  to  $1.13    $4,590            --    1.00%   to  2.20%    13.01%(8) to   12.65%(8)
2009            --     --         --        --            --       --          --        --             --
2008            --     --         --        --            --       --          --        --             --
2007            --     --         --        --            --       --          --        --             --
2006            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
COL VP BAL, CL 3
2010         2,888  $1.08  to  $1.10    $3,946            --    1.00%   to  1.80%    11.41%    to   10.52%
2009         4,004  $0.97  to  $0.99    $4,734            --    1.00%   to  1.80%    22.99%    to   22.01%
2008         4,838  $0.79  to  $0.81    $4,671         0.24%    1.00%   to  1.80%   (30.61%)   to  (31.17%)
2007         5,727  $1.13  to  $1.18    $8,314         2.85%    1.00%   to  1.80%     0.72%    to   (0.09%)
2006         6,381  $1.13  to  $1.18    $9,672         2.49%    1.00%   to  1.80%    13.25%    to   12.35%
---------------------------------------------------------------------------------------------------------------
COL VP CASH MGMT, CL 3
2010        49,855  $1.14  to  $0.98   $53,739         0.01%    1.00%   to  2.25%    (0.98%)   to   (2.24%)
2009       107,328  $1.15  to  $1.00  $114,381         0.05%    1.00%   to  2.25%    (0.84%)   to   (0.19%)(7)
2008        68,113  $1.16  to  $1.04   $74,835         2.21%    1.00%   to  2.20%     1.23%    to    0.12%
2007        44,459  $1.15  to  $1.04   $48,814         4.72%    1.00%   to  2.20%     3.78%    to    2.54%
2006        31,639  $1.10  to  $1.02   $34,059         4.40%    1.00%   to  2.20%     3.45%    to    2.22%
---------------------------------------------------------------------------------------------------------------
COL VP DIV BOND, CL 3
2010        32,875  $1.37  to  $1.04   $43,873         1.34%    1.00%   to  2.25%     7.25%    to    5.90%
2009       373,592  $1.27  to  $0.99  $444,902         4.29%    1.00%   to  2.25%    13.28%    to   (1.51%)(7)
2008       344,544  $1.12  to  $0.99  $365,065         0.41%    1.00%   to  2.20%    (7.25%)   to   (8.35%)
2007       314,829  $1.21  to  $1.08  $364,190         4.76%    1.00%   to  2.20%     4.15%    to    2.90%
2006       168,698  $1.16  to  $1.05  $190,300         4.43%    1.00%   to  2.20%     3.37%    to    2.15%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
22  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT

                     AT DEC. 31
     -----------------------------------------                    FOR THE YEAR ENDED DEC. 31
                      ACCUMULATION             ----------------------------------------------------------------
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
COL VP DYN EQ, CL 3
2010        64,135  $0.90  to  $1.17   $55,690            --    1.00%   to  2.25%    16.17%    to   14.72%
2009        74,790  $0.78  to  $1.02   $55,969            --    1.00%   to  2.25%    22.92%    to    1.77%(7)
2008        80,265  $0.63  to  $0.70   $48,990         0.22%    1.00%   to  2.20%   (42.74%)   to  (43.42%)
2007        85,164  $1.10  to  $1.24   $91,451         1.31%    1.00%   to  2.20%     1.90%    to    0.68%
2006        95,900  $1.08  to  $1.23  $102,345         1.19%    1.00%   to  2.20%     8.36%(4) to   12.78%
---------------------------------------------------------------------------------------------------------------
COL VP HI YIELD BOND, CL 3
2010        15,320  $1.16  to  $1.14   $23,997         8.10%    1.00%   to  2.25%    12.83%    to   11.41%
2009        21,852  $1.03  to  $1.02   $30,256         9.88%    1.00%   to  2.25%     2.60%(7) to    2.50%(7)
2008        26,185  $0.79  to  $0.87   $23,961         0.29%    1.05%   to  2.20%   (25.96%)   to  (26.80%)
2007        32,755  $1.07  to  $1.19   $40,773         7.38%    1.05%   to  2.20%     0.82%    to   (0.37%)
2006        41,667  $1.06  to  $1.19   $51,788         7.47%    1.05%   to  2.20%     5.95%(6) to    8.41%
---------------------------------------------------------------------------------------------------------------



 (1) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.
 (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
 (3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.
 (4) New subaccount operations commenced on March 17, 2006.
 (5) New subaccount operations commenced on April 28, 2006.
 (6) New subaccount operations commenced on May 1, 2006.
 (7) New subaccount operations commenced on Nov. 30, 2009.
 (8) New subaccount operations commenced on Sept. 24, 2010.


--------------------------------------------------------------------------------
                  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT  23

CONDENSED FINANCIAL INFORMATION (UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses.

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                              2010   2009   2008    2007    2006   2005   2004   2003   2002   2001
--------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL SHARES (08/26/1999)
Accumulation unit value at beginning of period  $0.75  $0.57   $0.88   $0.83  $0.77  $0.75  $0.72  $0.58  $0.82  $1.08
Accumulation unit value at end of period        $0.85  $0.75   $0.57   $0.88  $0.83  $0.77  $0.75  $0.72  $0.58  $0.82
Number of accumulation units outstanding at
end of period (000 omitted)                       139    201     254     372    374    419    461    433    431    434
--------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (08/26/1999)
Accumulation unit value at beginning of period  $0.80  $0.67   $1.18   $1.07  $1.02  $0.95  $0.91  $0.71  $0.95  $1.26
Accumulation unit value at end of period        $0.91  $0.80   $0.67   $1.18  $1.07  $1.02  $0.95  $0.91  $0.71  $0.95
Number of accumulation units outstanding at
end of period (000 omitted)                       821  1,009   1,233   1,646  1,879  2,133  2,822  2,936  3,287  4,269
--------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND, SERIES I SHARES (10/30/1997)
Accumulation unit value at beginning of period  $1.34  $1.06   $1.54   $1.45  $1.26  $1.21  $1.13  $0.92  $1.10  $1.45
Accumulation unit value at end of period        $1.45  $1.34   $1.06   $1.54  $1.45  $1.26  $1.21  $1.13  $0.92  $1.10
Number of accumulation units outstanding at
end of period (000 omitted)                     2,967  3,385   4,142   5,535  7,315  3,274  4,188  4,903  5,619  6,927
--------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES I SHARES (10/30/1997)
Accumulation unit value at beginning of period  $1.64  $1.23   $2.09   $1.85  $1.46  $1.26  $1.03  $0.81  $0.97  $1.29
Accumulation unit value at end of period        $1.82  $1.64   $1.23   $2.09  $1.85  $1.46  $1.26  $1.03  $0.81  $0.97
Number of accumulation units outstanding at
end of period (000 omitted)                       675    773     836   1,067  1,395  1,766  2,223  2,748  2,968  3,616
--------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA (08/26/1999)
Accumulation unit value at beginning of period  $1.83  $1.33   $2.25   $2.15  $1.85  $1.64  $1.40  $0.99  $1.29  $1.49
Accumulation unit value at end of period        $2.09  $1.83   $1.33   $2.25  $2.15  $1.85  $1.64  $1.40  $0.99  $1.29
Number of accumulation units outstanding at
end of period (000 omitted)                        17     43      63     101    162    166    219    151    154    158
--------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (08/26/1999)
Accumulation unit value at beginning of period  $1.65  $1.41   $1.66   $1.54  $1.45  $1.43  $1.34  $1.15  $1.08  $1.05
Accumulation unit value at end of period        $1.87  $1.65   $1.41   $1.66  $1.54  $1.45  $1.43  $1.34  $1.15  $1.08
Number of accumulation units outstanding at
end of period (000 omitted)                        10     47     120     186    269    276    275    247    268    238
--------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND/VA (08/26/1999)
Accumulation unit value at beginning of period  $0.89  $0.70   $1.16   $1.13  $0.99  $0.95  $0.88  $0.71  $0.88  $0.99
Accumulation unit value at end of period        $1.02  $0.89   $0.70   $1.16  $1.13  $0.99  $0.95  $0.88  $0.71  $0.88
Number of accumulation units outstanding at
end of period (000 omitted)                        73    144     195     285    404    449    560    465    538    591
--------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (10/05/1998)
Accumulation unit value at beginning of period  $1.09  $0.85   $1.40   $1.51  $1.32  $1.28  $1.16  $0.93  $1.16  $1.26
Accumulation unit value at end of period        $1.22  $1.09   $0.85   $1.40  $1.51  $1.32  $1.28  $1.16  $0.93  $1.16
Number of accumulation units outstanding at
end of period (000 omitted)                     1,063  1,414   1,861   2,565  3,460  4,185  4,645  5,239  5,706  6,280
--------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL VALUE FUND - CLASS IB SHARES (08/26/1999)
Accumulation unit value at beginning of period  $1.15  $0.92   $1.73   $1.64  $1.31  $1.16  $0.97  $0.72  $0.84  $1.08
Accumulation unit value at end of period        $1.21  $1.15   $0.92   $1.73  $1.64  $1.31  $1.16  $0.97  $0.72  $0.84
Number of accumulation units outstanding at
end of period (000 omitted)                         4      4       4       4      8      8      7      7     42     55
--------------------------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND - CLASS IB SHARES* (09/24/2010)
Accumulation unit value at beginning of period  $1.00     --      --      --     --     --     --     --     --     --
Accumulation unit value at end of period        $1.13     --      --      --     --     --     --     --     --     --
Number of accumulation units outstanding at
end of period (000 omitted)                       347     --      --      --     --     --     --     --     --     --
*Putnam VT Vista Fund - Class IB Shares merged into Putnam VT Multi-Cap Growth Fund - Class IB Shares on Sept. 24, 2010.
--------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (02/21/1995)
Accumulation unit value at beginning of period  $1.90  $1.55   $2.24   $2.24  $1.98  $1.93  $1.79  $1.51  $1.76  $1.99
Accumulation unit value at end of period        $2.11  $1.90   $1.55   $2.24  $2.24  $1.98  $1.93  $1.79  $1.51  $1.76
Number of accumulation units outstanding at
end of period (000 omitted)                       880  1,036   1,249   1,756  2,335  3,221  4,136  5,043  5,336  6,404
--------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (02/21/1995)
Accumulation unit value at beginning of period  $1.33  $1.35   $1.34   $1.29  $1.26  $1.24  $1.25  $1.26  $1.26  $1.24
Accumulation unit value at end of period        $1.31  $1.33   $1.35   $1.34  $1.29  $1.26  $1.24  $1.25  $1.26  $1.26
Number of accumulation units outstanding at
end of period (000 omitted)                     4,615  4,417   4,753   3,976  3,923  6,630  7,059  5,254  8,572  8,409
*The 7-day simple and compound yields for Columbia Variable Portfolio - Cash Management Fund (Class 3) at Dec. 31, 2010
were (1.71%) and (1.70%), respectively.
--------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (02/21/1995)
Accumulation unit value at beginning of period  $1.82  $1.61   $1.75   $1.68  $1.63  $1.62  $1.58  $1.53  $1.47  $1.38
Accumulation unit value at end of period        $1.94  $1.82   $1.61   $1.75  $1.68  $1.63  $1.62  $1.58  $1.53  $1.47
Number of accumulation units outstanding at
end of period (000 omitted)                     2,609  9,757  10,453  12,248  8,733  8,279  9,515  7,119  7,272  8,923
--------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (02/21/1995)
Accumulation unit value at beginning of period  $1.32  $1.08   $1.89   $1.86  $1.64  $1.56  $1.50  $1.18  $1.53  $1.89
Accumulation unit value at end of period        $1.53  $1.32   $1.08   $1.89  $1.86  $1.64  $1.56  $1.50  $1.18  $1.53
Number of accumulation units outstanding at
end of period (000 omitted)                     3,074  3,447   3,843   4,871  5,898  4,590  4,708  4,663  5,116  6,019
--------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (08/26/1999)
Accumulation unit value at beginning of period  $1.46  $0.96   $1.30   $1.30  $1.19  $1.16  $1.05  $0.85  $0.93  $0.90
Accumulation unit value at end of period        $1.64  $1.46   $0.96   $1.30  $1.30  $1.19  $1.16  $1.05  $0.85  $0.93
Number of accumulation units outstanding at
end of period (000 omitted)                     1,400  1,627   2,018   3,017  4,475  3,380  3,074  2,699  2,403  5,449
--------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
24  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company, (a wholly owned subsidiary of Ameriprise Financial, Inc.) (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of RiverSource Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of RiverSource Life Insurance Company at December 31, 2010 and 2009, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3 to the consolidated financial statements, in 2009 the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, and in 2008 the Company adopted new accounting guidance related to the measurement of fair value.

                                             /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 23, 2011

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE AMOUNTS)


DECEMBER 31,                                                               2010          2009

ASSETS
Investments:
Available-for-Sale:
  Fixed maturities, at fair value (amortized cost: 2010, $24,818;
  2009, $25,142)                                                         $ 26,442       $25,999
  Common and preferred stocks, at fair value (cost: 2010, $1; 2009,
  $30)                                                                          2            23
Commercial mortgage loans, at cost (less allowance for loan losses:
2010, $36; 2009, $30)                                                       2,470         2,532
Policy loans                                                                  729           715
Trading securities and other investments                                      496           310
-------------------------------------------------------------------------------------------------
    Total investments                                                      30,139        29,579
Cash and cash equivalents                                                      76           811
Restricted cash                                                                66           184
Reinsurance recoverables                                                    1,829         1,688
Deferred income taxes, net                                                     --            63
Other receivables                                                             166           332
Accrued investment income                                                     309           303
Deferred acquisition costs                                                  4,578         4,285
Deferred sales inducement costs                                               545           524
Other assets                                                                1,123           936
Separate account assets                                                    63,795        54,267
-------------------------------------------------------------------------------------------------
Total assets                                                             $102,626       $92,972
=================================================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                   $ 29,680       $30,383
Policy claims and other policyholders' funds                                  134           123
Deferred income taxes, net                                                    514            --
Borrowings under repurchase agreements                                        397            --
Line of credit with Ameriprise Financial, Inc.                                  3           300
Other liabilities                                                           1,555         1,955
Separate account liabilities                                               63,795        54,267
-------------------------------------------------------------------------------------------------
Total liabilities                                                          96,078        87,028
-------------------------------------------------------------------------------------------------
Shareholder's equity:
Common stock, $30 par value; 100,000 shares authorized, issued and
outstanding                                                                     3             3
Additional paid-in capital                                                  2,460         2,445
Retained earnings                                                           3,410         3,114
Accumulated other comprehensive income, net of tax                            675           382
-------------------------------------------------------------------------------------------------
Total shareholder's equity                                                  6,548         5,944
-------------------------------------------------------------------------------------------------
Total liabilities and shareholder's equity                               $102,626       $92,972
=================================================================================================



See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2010          2009          2008

REVENUES
Premiums                                                          $  489        $  450        $  438
Net investment income                                              1,629         1,526         1,252
Policy and contract charges                                        1,389         1,156         1,352
Other revenues                                                       272           233           255
Net realized investment gains (losses)                                16            59          (442)
-------------------------------------------------------------------------------------------------------
    Total revenues                                                 3,795         3,424         2,855
-------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                   1,203           841           673
Interest credited to fixed accounts                                  909           903           790
Amortization of deferred acquisition costs                            53           145           861
Other insurance and operating expenses                               582           550           649
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                    2,747         2,439         2,973
-------------------------------------------------------------------------------------------------------
Pretax income (loss)                                               1,048           985          (118)
Income tax provision (benefit)                                       252           245          (189)
-------------------------------------------------------------------------------------------------------
Net income                                                        $  796        $  740        $   71
=======================================================================================================

Supplemental Disclosures:
Net realized investment gains:
  Net realized investment gains before impairment losses on
  securities                                                      $   44        $  121
-------------------------------------------------------------------------------------------------------
  Total other-than-temporary impairment losses on securities         (22)          (53)
  Portion of loss recognized in other comprehensive income            (6)           (9)
-------------------------------------------------------------------------------------------------------
  Net impairment losses recognized in net realized investment
  gains                                                              (28)          (62)
-------------------------------------------------------------------------------------------------------
Net realized investment gains                                     $   16        $   59
=======================================================================================================



See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2010          2009          2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                        $   796      $    740       $    71
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
  Capitalization of deferred acquisition and sales inducement
  costs                                                              (494)         (640)         (674)
  Amortization of deferred acquisition and sales inducement
  costs                                                                50           155           982
  Depreciation, amortization and accretion, net                       (79)          (68)           61
  Deferred income tax expense (benefit)                               416           (81)         (234)
  Contractholder and policyholder charges, non-cash                  (259)         (259)         (248)
  Net realized investment gains                                       (46)         (135)           (7)
  Other-than-temporary impairments and provision for loan
  losses recognized in net realized investment (gains) losses          29            76           449
Change in operating assets and liabilities:
  Trading securities and equity method investments, net                29           136          (110)
  Future policy benefits for traditional life, disability
  income and long term care insurance                                 302           282           308
  Policy claims and other policyholders' funds                         11           (49)           81
  Reinsurance recoverables                                           (141)          (96)         (302)
  Other receivables                                                   (53)           (5)           20
  Accrued investment income                                            (6)          (64)           14
  Derivatives collateral, net                                          55        (1,928)        1,591
  Other assets and liabilities, net                                   439           684            41
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                 1,049        (1,252)        2,043
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
  Proceeds from sales                                               1,268         5,215           246
  Maturities, sinking fund payments and calls                       3,719         3,486         2,510
  Purchases                                                        (4,970)      (13,696)       (1,684)
Proceeds from sales and maturities of commercial mortgage
loans                                                                 207           279           263
Funding of commercial mortgage loans                                 (154)         (104)         (110)
Proceeds from sales of other investments                               95            43            19
Purchase of other investments                                        (256)          (11)         (140)
Purchase of land, buildings, equipment and software                   (15)          (14)          (18)
Change in policy loans, net                                           (14)            7           (25)
-------------------------------------------------------------------------------------------------------
Net cash (used in) provided by investing activities                  (120)       (4,795)        1,061
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder and contractholder account values:
  Considerations received                                           1,593         4,863         2,913
  Net transfers (to) from separate accounts                        (1,337)          195            91
  Surrenders and other benefits                                    (1,338)       (1,923)       (2,931)
Change in borrowings under repurchase agreements, net                 397            --            --
Proceeds from line of credit with Ameriprise Financial, Inc.           13           500            --
Payments on line of credit with Ameriprise Financial, Inc.           (310)           --            --
Deferred premium options, net                                        (182)          (82)          (77)
Tax adjustment on share-based incentive compensation plan              --            (2)            2
Cash dividend to Ameriprise Financial, Inc.                          (500)           --          (775)
-------------------------------------------------------------------------------------------------------
Net cash (used in) provided by financing activities                (1,664)        3,551          (777)
-------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents                 (735)       (2,496)        2,327
Cash and cash equivalents at beginning of period                      811         3,307           980
-------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                        $    76      $    811       $ 3,307
=======================================================================================================

Supplemental Disclosures:
  Income taxes paid, net                                          $   112      $     72       $   168
  Interest paid on borrowings                                           3             1            --
Non-cash transactions:
  Capital contributions from Ameriprise Financial, Inc.           $    14      $    331       $   322


See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
THREE YEARS ENDED DECEMBER 31, 2010
(IN MILLIONS)


                                                                                        ACCUMULATED
                                                           ADDITIONAL                      OTHER
                                               COMMON        PAID-IN      RETAINED     COMPREHENSIVE
                                               SHARES        CAPITAL      EARNINGS     INCOME (LOSS)       TOTAL
-------------------------------------------------------------------------------------------------------------------
BALANCES AT JANUARY 1, 2008                      $ 3         $2,031        $3,188          $ (156)        $5,066
Change in accounting principles, net of
tax                                               --             --           (30)             --            (30)
Comprehensive loss:
  Net income                                      --             --            71              --             71
  Other comprehensive income (loss), net
  of tax:
    Change in net unrealized securities
    losses                                        --             --            --            (562)          (562)
    Change in net unrealized derivatives
    losses                                        --             --            --               2              2
                                                                                                       ------------
Total comprehensive loss                                                                                    (489)
Tax adjustment on share-based incentive
compensation plan                                 --              2            --              --              2
Cash dividends to Ameriprise Financial,
Inc.                                              --             --          (775)             --           (775)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --             83            --              --             83
Non-cash dividend to Ameriprise Financial,
Inc.                                              --             --          (118)             --           (118)
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2008                    $ 3          2,116         2,336            (716)         3,739
Change in accounting principles, net of
tax                                               --             --            38             (38)            --
Comprehensive income:
  Net income                                      --             --           740              --            740
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    losses                                        --             --            --           1,109          1,109
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                --             --            --              23             23
    Change in net unrealized derivatives
    losses                                        --             --            --               4              4
                                                                                                       ------------
Total comprehensive income                                                                                 1,876
Tax adjustment on share-based incentive
compensation plan                                 --             (2)           --              --             (2)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --            331            --              --            331
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2009                    $ 3         $2,445        $3,114          $  382         $5,944
Comprehensive income:
  Net income                                      --             --           796              --            796
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    gains                                         --             --            --             285            285
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                --             --            --               4              4
    Change in net unrealized derivatives
    losses                                        --             --            --               4              4
                                                                                                       ------------
Total comprehensive income                                                                                 1,089
Tax adjustment on share-based incentive
compensation plan                                 --              1            --              --              1
Cash dividends to Ameriprise Financial,
Inc.                                              --             --          (500)                          (500)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --             14            --              --             14
-------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2010                    $ 3         $2,460        $3,410          $  675         $6,548
===================================================================================================================




See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York ("RiverSource Life of NY"). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial").

- RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

- RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. Effective in March and September 2010, RiverSource Life of NY withdrew its Certificates of Authority from North Dakota and Delaware, respectively, as it does not conduct business in these states. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. ("RTA"). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments.

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest (collectively, the "Company"). All material intercompany transactions and balances have been eliminated in consolidation.

In the third quarter of 2010, the Company made adjustments for revisions to the valuations of reserves, deferred acquisition costs ("DAC") and deferred sales inducement costs ("DSIC") related to insurance and living benefit guarantees which resulted in a $32 million pretax charge ($21 million after-tax). In the second quarter of 2010, the Company made an adjustment for revisions to certain calculations in its valuation of DAC and DSIC which resulted in a $33 million pretax benefit ($21 million after-tax).

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP") which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 15. Certain reclassifications of prior period amounts have been made to conform to the current presentation.

The Company's principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. The Company's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, the Company has the option of paying a higher rate set at its discretion. In addition, persons owning an equity indexed annuity ("EIA") may have their interest calculated based on an increase in a broad-based stock market index. The Company issues both variable and fixed universal life insurance, traditional life insurance and disability income ("DI") insurance. Universal life insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders from realized policy margins.

Under the Company's variable life insurance and variable annuity products described above, the purchaser may choose a fixed account option that is part of the Company's "general account", as well as investment options from a variety of portfolios that include common stocks, bonds, managed assets and/or short-term securities.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The Company consolidates entities in which it holds a greater than 50% voting interest, or when certain conditions are met for variable interest entities ("VIEs") and limited partnerships. Entities in which the Company exercises significant influence or holds a greater than 20% but less than 50% voting interest are accounted for under the equity method. All other investments

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

that are not reported at fair value as trading or Available-for-Sale securities are accounted for under the cost method where the Company owns less than a 20% voting interest and does not exercise significant influence.

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity's losses, or the rights to receive the entity's returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities. A VIE is required to be assessed for consolidation under two models:

- If the VIE is a money market fund or is an investment company, or has the financial characteristics of an investment company, and the following is true:

  (i) the entity does not have an explicit or implicit obligation to fund the investment company's losses; and

  (ii) the investment company is not a securitization entity, asset backed financing entity, or an entity formally considered a qualifying special purpose entity,

then, the VIE will be consolidated by the entity that determines it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. Examples of entities that are likely to be assessed for consolidation under this framework include hedge funds, property funds, private equity funds and venture capital funds.

- If the VIE does not meet the criteria above, the VIE will be consolidated by the entity that determines it has both:

  (i) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance; and

  (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

When determining whether the Company stands to absorb the majority of a VIE's expected losses or receive a majority of a VIE's expected returns, it analyzes the design of the VIE to identify the variable interests it holds. Then the Company quantitatively determines whether its variable interests will absorb a majority of the VIE's variability. If the Company determines it has control over the activities that most significantly impact the economic performance of the VIE and it will absorb a majority of the VIE's expected variability, the Company consolidates the VIE. The calculation of variability is based on an analysis of projected probability-weighted cash flows based on the design of the particular VIE. When determining whether the Company has the power and the obligation to absorb losses or rights to receive benefits from the VIE that could potentially be significant, the Company qualitatively determines if its variable interests meet these criteria. If the Company consolidates a VIE under either scenario, it is referred to as the VIE's primary beneficiary.

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

INVESTMENTS

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of impacts to DAC, DSIC, certain benefit reserves and income taxes. Gains and losses are recognized in the Consolidated Statements of Income upon disposition of the securities.

Effective January 1, 2009, the Company early adopted an accounting standard that significantly changed the Company's accounting policy regarding the timing and amount of other-than-temporary impairments for Available-for-Sale securities as follows. When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions is met, an other-than-temporary impairment is considered to have occurred and the Company must recognize an other-than-temporary impairment for the difference between the investment's amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria, and the Company does not expect to recover a security's amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairments related to credit loss is recognized in earnings. The amount of the total other-than-temporary impairments related to other factors is recognized in other comprehensive income (loss), net of impacts to DAC, DSIC, certain benefit reserves and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, if through

RiverSource Life Insurance Company
--------------------------------------------------------------------------------


subsequent evaluation there is a sustained increase in the cash flow expected, the difference between the amortized cost basis and the cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income (loss). The Company's Consolidated Statements of Shareholder's Equity present all changes in other comprehensive income (loss) associated with Available-for-Sale debt securities that have been other-than-temporarily impaired on a separate line from fair value changes recorded in other comprehensive income (loss) from all other securities.

The Company provides a supplemental disclosure on the face of its Consolidated Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income (loss). The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income (loss) includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Consolidated Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income (loss) excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security's effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company's position in the debtor's overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management.

Trading Securities and Other Investments
Trading securities and other investments include separate account and mutual fund seed money, equity method investments, trading bonds, interests in affordable housing partnerships and syndicated loans. Separate account and mutual fund seed money is carried at fair value with changes in value recognized within net investment income. Affordable housing partnerships are accounted for under the equity method.

FINANCING RECEIVABLES

Commercial Mortgage Loans and Syndicated Loans
Commercial mortgage loans are reflected at amortized cost less the allowance for loan losses.

Syndicated loans represent the Company's investment in below investment grade loan syndications. Syndicated loans are reflected in trading securities and other investments at amortized cost less the allowance for loan losses.

Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans
Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest. When originated, the loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Nonaccrual Loans
Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal or in accordance with the loan agreement unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less selling costs. Foreclosed property is recorded as real estate owned in trading securities and other investments. Syndicated loans are charged off when management determines that the loans are uncollectible.

Allowance for Loan Losses
Management determines the adequacy of the allowance for loan losses by portfolio based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value ratios and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance required for certain sectors based on management's assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans
The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. The impairment recognized is measured as the excess of the loan's recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan's effective interest rate, (ii) the fair value of collateral or (iii) the loan's observable market price.

Restructured Loans
A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms. Loans restructured at an interest rate equal to or greater than interest rates for new loans with comparable risk at the time the contract is modified are excluded from restructured loans. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to the borrower, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructure or after a performance period. If the borrower's ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status. There are no material commitments to lend additional funds to borrowers whose loans have been restructured.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

RESTRICTED CASH
Total restricted cash at December 31, 2010 and 2009 was $66 million and $184 million, respectively, consisting of cash that has been pledged to counterparties.

REINSURANCE
The Company cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Traditional life, long term care ("LTC") and DI reinsurance premiums, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. Fixed and variable universal life reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for fixed and variable universal life insurance policies, the net cost of reinsurance ceded, which represents the discounted

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

amount of the expected cash flows between the reinsurer and the Company, is recognized as an asset and amortized over the term of the reinsurance contract, in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC asset valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Future policy benefits and policy claims and other policyholders' funds recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity business from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within future policy benefits.

See Note 8 for additional information on reinsurance.

LAND, BUILDINGS, EQUIPMENT AND SOFTWARE
Land, buildings, equipment and internally developed or purchased software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company generally uses the straight-line method of depreciation and amortization over periods ranging from three to 30 years. During 2009, the Company received a non-cash capital contribution of $131 million comprised of two buildings and the related land from Ameriprise Financial.

At December 31, 2010 and 2009, land, buildings, equipment and software were $191 million and $190 million, respectively, net of accumulated depreciation of $59 million and $52 million, respectively. Depreciation and amortization expense for the years ended December 31, 2010, 2009 and 2008 was $14 million, $8 million and $5 million, respectively.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company's policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments ("fair value hedges") or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedges").

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. The Company formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in accumulated other comprehensive income (loss) and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) is reclassified to earnings over

RiverSource Life Insurance Company
--------------------------------------------------------------------------------


the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately.

See Note 16 for information regarding the Company's fair value measurement of derivative instruments and the impact of derivatives on the Consolidated Statements of Income.

The equity component of EIA obligations is considered an embedded derivative. Additionally, certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives. The fair value of embedded derivatives associated with annuities is included in future policy benefits. The change in the fair value of the EIA embedded derivatives is reflected in interest credited to fixed accounts. The changes in the fair value of the GMAB and GMWB embedded derivatives are reflected in benefits, claims, losses and settlement expenses.

DEFERRED ACQUISITION COSTS
DAC represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Direct sales commissions and other costs deferred as DAC are amortized over time. For annuity and universal life ("UL") contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and UL insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and, therefore, are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Company's Consolidated Statements of Income.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing the Company's annuity and insurance businesses during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and variable universal life ("VUL") insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management's assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management's near-term estimate will typically be less than in a period when growth rates fall short of management's near-term estimate.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter and, when assessed independently, each could impact the Company's DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company's management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DEFERRED SALES INDUCEMENT COSTS
DSIC consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. The amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders, who assume the related investment risk. Income and losses on separate account assets accrue directly to the contractholder and policyholder and are not reported in the Company's Consolidated Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities. The Company receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities, EIAs and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by the Company contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, the Company offers contracts containing GMWB and GMAB provisions, and until May 2007, the Company offered contracts containing guaranteed minimum income benefit ("GMIB") provisions.

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews and, where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions are recorded at fair value. See Note 13 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions is determined in the same way as the GMDB

RiverSource Life Insurance Company
--------------------------------------------------------------------------------


liability. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for EIAs are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

A portion of the Company's fixed and variable universal life contracts have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

In determining the liability for contracts with profits followed by losses, the Company projects benefits and contract assessments using actuarial models. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 9 to for information regarding the liability for contracts with secondary guarantees.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for the Company's experience.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

SOURCES OF REVENUE
The Company's principal sources of revenue include premium revenues, net investment income and policy and contract charges.

Premium Revenues
Premium revenues include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums on traditional life, DI and LTC insurance are net of reinsurance ceded and are recognized as revenue when due.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale, commercial mortgage loans, policy loans, other investments and cash and cash equivalents; the changes in fair value of trading securities and certain derivatives; and the pro-rata share of net income or loss on equity method investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain other charges assessed on annuities and fixed and variable universal life insurance, which consist of cost of insurance charges, net of reinsurance premiums and cost of reinsurance for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from the Company's separate account assets. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Net Realized Investment Gains (Losses)
Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis, and charges for investments determined to be other-than-temporarily impaired and related to credit losses.

OTHER INSURANCE AND OPERATING EXPENSES
Other insurance and operating expenses include expenses allocated to the Company from its parent, Ameriprise Financial, for the Company's share of compensation, professional and consultant fees and expenses associated with information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory costs. Also included are commissions, sales and marketing expenses and other operating expenses. These expenses are net of DAC.

INCOME TAXES
Beginning in 2010, the Company's taxable income will be included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes. Among the Company's deferred tax assets are a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes and future deductible capital losses realized for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure the Company's ability to realize its deferred tax assets and avoid the establishment of a valuation allowance with respect to such assets.

3. RECENT ACCOUNTING PRONOUNCEMENTS

ADOPTION OF NEW ACCOUNTING STANDARDS

Receivables
In July 2010, the Financial Accounting Standards Board ("FASB") updated the accounting standards for disclosures on the credit quality of financing receivables and the allowance for credit losses. The standard requires additional disclosure related to the credit quality of financing receivables, troubled debt restructurings and significant purchases or sales of financing receivables during the period. The standard requires that these disclosures and existing disclosures be presented on a disaggregated basis, similar to the manner that the entity uses to evaluate its credit losses. Disclosures of information as of the end of a reporting period are effective for interim and annual periods ending after December 15, 2010 and disclosures of

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

activity that occurred during a reporting period are effective for interim and annual periods beginning after December 15, 2010. In January 2011, the effective date of the disclosures related to troubled debt restructurings was deferred until the FASB clarifies guidance for determining what constitutes a troubled debt restructuring. The adoption of the standard did not impact the Company's consolidated financial condition and results of operations. See Note 2 and Note 6 for the required disclosures.

Consolidation of Variable Interest Entities
In June 2009, the FASB updated the accounting standards related to the consolidation of VIEs. The standard amends the guidance on the determination of the primary beneficiary of a VIE from a quantitative model to a qualitative model and requires additional disclosures about an enterprise's involvement in VIEs. Under the new qualitative model, the primary beneficiary must have both the power to direct the activities of the VIE and the obligation to absorb losses or the right to receive gains that could be potentially significant to the VIE. In February 2010, the FASB amended this guidance to defer application of the consolidation requirements for certain investment funds. The standards are effective for interim and annual reporting periods beginning after November 15, 2009. The Company adopted the standard effective January 1, 2010 which did not impact its consolidated financial condition and results of operations.

Subsequent Events
In February 2010, the FASB amended the accounting standards related to the recognition and disclosure of subsequent events. The amendments remove the requirement to disclose the date through which subsequent events are evaluated for Securities and Exchange Commission ("SEC") filers. The standard is effective upon issuance and shall be applied prospectively. The Company adopted the standard in the first quarter of 2010. The adoption did not have any effect on the Company's consolidated financial condition and results of operations.

Fair Value
In January 2010, the FASB updated the accounting standards related to disclosures on fair value measurements. The standard expands the current disclosure requirements to include additional detail about significant transfers between Levels 1 and 2 within the fair value hierarchy and presents activity in the rollforward of Level 3 activity on a gross basis. The standard also clarifies existing disclosure requirements related to the level of disaggregation to be used for assets and liabilities as well as disclosures on the inputs and valuation techniques used to measure fair value. The standard is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosure requirements related to the Level 3 rollforward, which are effective for interim and annual periods beginning after December 15, 2010. The Company adopted the standard in the first quarter of 2010, except for the additional disclosures related to the Level 3 rollforward, which the Company will adopt in the first quarter of 2011. The adoption did not have any effect on the Company's consolidated financial condition and results of operations.

In September 2006, the FASB updated the accounting standards to define fair value, establish a framework for measuring fair value and expand disclosures about fair value measurements. The Company adopted the standard effective January 1, 2008 and recorded a cumulative effect reduction to the opening balance of retained earnings of $30 million, net of DAC and DSIC amortization and income taxes. This reduction to retained earnings was related to adjusting the fair value of certain derivatives the Company uses to hedge its exposure to market risk related to certain variable annuity riders. Prior to January 1, 2008, the Company recorded these derivatives in accordance with accounting guidance for derivative contracts held for trading purposes and contracts involved in energy trading and risk management activities. The new standard nullifies the previous guidance and requires these derivatives to be marked to the price the Company would receive to sell the derivatives to a market participant (an exit price). The adoption of the standard also resulted in adjustments to the fair value of the Company's embedded derivative liabilities associated with certain variable annuity riders. Since there is no market for these liabilities, the Company considered the assumptions participants in a hypothetical market would make to determine an exit price. As a result, the Company adjusted the valuation of these liabilities by updating certain policyholder assumptions, adding explicit margins to provide for profit, risk, and expenses, and adjusting the rate used to discount expected cash flows to reflect a current market estimate of the Company's risk of nonperformance specific to these liabilities. These adjustments resulted in an adoption impact of a $4 million increase in earnings, net of DAC and DSIC amortization and income taxes, at January 1, 2008. The nonperformance risk component of the adjustment is specific to the risk of the Company not fulfilling these liabilities. As the Company's estimate of this credit spread widens or tightens, the liability will decrease or increase.

Recognition and Presentation of Other-Than-Temporary Impairments ("OTTI")
In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments. The standard amends existing guidance on other-than-temporary impairments for debt securities and requires that the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery of its cost basis. The standard requires separate presentation of both

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

the credit and noncredit portions of other-than-temporary impairments on the financial statements and additional disclosures. This standard is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. At the date of adoption, the portion of previously recognized other-than-temporary impairments that represent the noncredit related loss component shall be recognized as a cumulative effect of adoption with an adjustment to the opening balance of retained earnings with a corresponding adjustment to accumulated other comprehensive income. The Company adopted the standard in the first quarter of 2009 and recorded a cumulative effect increase to the opening balance of retained earnings of $38 million, net of DAC and DSIC amortization, certain benefit reserves and income taxes, and a corresponding increase to accumulated other comprehensive loss, net of impacts to DAC and DSIC amortization, certain benefit reserves and income taxes. See Note 5 for the Company's required disclosures.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts In October 2010, the FASB updated the accounting standards for DAC. Under this new standard, only the following costs incurred in the acquisition of new and renewal insurance contracts would be capitalizable as DAC: (i) incremental direct costs of a successful contract acquisition, (ii) portions of employees' salaries and benefits directly related to time spent performing specified acquisition activities (that is, underwriting, policy issuance and processing, medical and inspection, and sales force contract selling) for a contract that has actually been acquired, (iii) other costs related to the specified acquisition activities that would not have been incurred had the acquisition contract not occurred, and (iv) advertising costs that meet the capitalization criteria in other GAAP guidance for certain direct-response marketing. All other costs are to be expensed as incurred. The standard is effective for interim and annual periods beginning after December 15, 2011, with earlier adoption permitted if it is at the beginning of an entity's annual reporting period. The standard is to be applied prospectively; however, retrospective application to all prior periods presented is permitted but not required. The Company is currently evaluating the impact of the standard on its consolidated financial condition and results of operations.

How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments
In April 2010, the FASB updated the accounting standards regarding accounting for investment funds determined to be VIEs. Under this standard an insurance enterprise would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, the enterprise would not consider the interests held through separate accounts in evaluating its economic interests in a VIE, unless the separate account contract holder is a related party. The standard is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2010. The adoption of the standard is not expected to have a material impact on the Company's consolidated financial condition and results of operations.

4. VARIABLE INTEREST ENTITIES

RTA, a subsidiary of RiverSource Life Insurance Company, has variable interests in affordable housing partnerships for which it is not the primary beneficiary and, therefore, does not consolidate.

RTA's maximum exposure to loss as a result of its investment in the affordable housing partnerships is limited to the carrying values. The carrying values are reflected in trading securities and other investments and were $244 million and $28 million as of December 31, 2010 and 2009, respectively. RTA has no obligation to provide financial or other support to the affordable housing partnerships in addition to liabilities already recorded nor has it provided any additional support to the affordable housing partnerships. The Company had liabilities of $188 million and $1 million recorded in other liabilities as of December 31, 2010 and 2009, respectively, related to the affordable housing partnerships.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

5. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

                                                                          DECEMBER 31, 2010
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR        NONCREDIT
DESCRIPTION OF SECURITIES (IN MILLIONS)             COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                          $14,792       $1,218         $ (56)       $15,954        $  1
Residential mortgage backed securities               4,364          308          (139)         4,533         (30)
Commercial mortgage backed securities                3,817          282            (4)         4,095          --
Asset backed securities                                883           43           (18)           908          --
State and municipal obligations                        809           18           (57)           770          --
Foreign government bonds and obligations                91           16            --            107          --
U.S. government and agencies obligations                55            7            --             62          --
Other structured investments                             7            6            --             13           6
--------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                            24,818        1,898          (274)        26,442         (23)
Common stocks                                            1            1            --              2          --
--------------------------------------------------------------------------------------------------------------------
  Total                                            $24,819       $1,899         $(274)       $26,444        $(23)
====================================================================================================================




                                                                          DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR        NONCREDIT
DESCRIPTION OF SECURITIES (IN MILLIONS)             COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                          $14,245       $  855         $(106)       $14,994        $  1
Residential mortgage backed securities               5,249          185          (238)         5,196         (41)
Commercial mortgage backed securities                3,874          182           (16)         4,040          --
Asset backed securities                                877           32           (29)           880          --
State and municipal obligations                        647           12           (46)           613          --
U.S. government and agencies obligations               152            7            (1)           158          --
Foreign government bonds and obligations                94           14            (1)           107          --
Other structured investments                             4            7            --             11           7
--------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                            25,142        1,294          (437)        25,999         (33)
Common and preferred stocks                             30           --            (7)            23          --
--------------------------------------------------------------------------------------------------------------------
  Total                                            $25,172       $1,294         $(444)       $26,022        $(33)
====================================================================================================================



(1) Represents the amount of other-than-temporary impairment losses in Accumulated Other Comprehensive Income. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

At both December 31, 2010 and 2009, fixed maturity securities comprised approximately 88% of the Company's total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations ("NRSROs"), including Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch Ratings Ltd. ("Fitch"). The Company uses the median of available ratings from Moody's, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody's, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At December 31, 2010 and 2009, approximately $1.2 billion and $1.1 billion, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

                                                    DECEMBER 31, 2010                         DECEMBER 31, 2009
                                        ----------------------------------------------------------------------------------
                                                                     PERCENT OF                                PERCENT OF
RATINGS (IN MILLIONS, EXCEPT              AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
PERCENTAGES)                                COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                        $ 8,067       $ 8,647          33%        $ 9,194       $ 9,520          37%
AA                                           1,360         1,426           5           1,081         1,084           4
A                                            4,025         4,259          16           4,182         4,326          17
BBB                                          9,831        10,721          41           9,276         9,826          38
Below investment grade                       1,535         1,389           5           1,409         1,243           4
--------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                   $24,818       $26,442         100%        $25,142       $25,999         100%
==========================================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2010 and 2009, approximately 29% and 33%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:


                                                                DECEMBER 31, 2010
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES               SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 107         $1,785         $(44)          13           $153          $ (12)         120
Residential mortgage
  backed securities           71            310           (7)          45            282           (132)         116
Commercial mortgage
  backed securities           10            238           (4)          --             --             --           10
Asset backed
  securities                  10            186           (6)          15             69            (12)          25
State and municipal
  obligations                 20            256           (9)           2             87            (48)          22
U.S. government and
  agencies obligations         1             15           --           --             --             --            1
Common stocks                  2              1           --            1             --             --            3
------------------------------------------------------------------------------------------------------------------------
  Total                      221         $2,791         $(70)          76           $591          $(204)         297
========================================================================================================================

                             DECEMBER 31, 2010
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES                  VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities               $1,938         $ (56)
Residential mortgage
  backed securities           592          (139)
Commercial mortgage
  backed securities           238            (4)
Asset backed
  securities                  255           (18)
State and municipal
  obligations                 343           (57)
U.S. government and
  agencies obligations         15            --
Common stocks                   1            --
--------------------------------------------------
  Total                    $3,382         $(274)
==================================================






                                                                DECEMBER 31, 2009
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES               SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                  92         $1,088         $(18)           85         $1,313         $ (88)         177
Residential mortgage
  backed securities           34          1,184          (34)           53            363          (204)          87
Commercial mortgage
  backed securities           24            353           (4)           18            297           (12)          42
Asset backed
  securities                   6             70           (1)           16             87           (28)          22
State and municipal
  obligations                 13            232           (9)            2             99           (37)          15
U.S. government and
  agencies obligations         2             89           (1)           --             --            --            2
Foreign government
  bonds and
  obligations                 --             --           --             1              4            (1)           1
Common and preferred
  stocks                      --             --           --             2             23            (7)           2
------------------------------------------------------------------------------------------------------------------------
  Total                      171         $3,016         $(67)          177         $2,186         $(377)         348
========================================================================================================================

                             DECEMBER 31, 2009
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES                  VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities               $2,401         $(106)
Residential mortgage
  backed securities         1,547          (238)
Commercial mortgage
  backed securities           650           (16)
Asset backed
  securities                  157           (29)
State and municipal
  obligations                 331           (46)
U.S. government and
  agencies obligations         89            (1)
Foreign government
  bonds and
  obligations                   4            (1)
Common and preferred
  stocks                       23            (7)
--------------------------------------------------
  Total                    $5,202         $(444)
==================================================



As part of the Company's ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities at December 31, 2010 are attributable to credit spreads. The primary driver of lower unrealized losses at December 31, 2010 was the decline of interest rates during the period.

The following table presents a rollforward of the cumulative amounts recognized in the Consolidated Statements of Income for other-than-temporary impairments related to credit losses on securities for which a portion of the securities' total other-than-temporary impairments was recognized in other comprehensive income:

                                                                        YEARS ENDED DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2010          2009
-------------------------------------------------------------------------------------------------
Beginning balance of credit losses on securities held for which a portion of other-than-temporary impairment was recognized in other
  comprehensive income                                                     $ 82          $102
Additional amount related to credit losses for which an other-than-
  temporary impairment was not previously recognized                         14             7
Reductions for securities sold during the period (realized)                  --           (58)
Additional increases to the amount related to credit losses for which
  an other-than-temporary impairment was previously recognized               12            31
-------------------------------------------------------------------------------------------------
Ending balance of credit losses on securities held as of December 31 for which a portion of other-than-temporary impairment was
  recognized in other comprehensive income                                 $108          $ 82
=================================================================================================



The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

losses and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents a rollforward of the net unrealized securities (losses) gains on Available-for-Sale securities included in accumulated other comprehensive income (loss):

                                                                                         ACCUMULATED
                                                                                            OTHER
                                                                                         COMPREHEN-
                                                                                         SIVE INCOME
                                                                                           (LOSS)
                                                                                         RELATED TO
                                                                 NET                         NET
                                                             UNREALIZED                  UNREALIZED
                                                             SECURITIES                  SECURITIES
                                                              (LOSSES)      DEFERRED      (LOSSES)
(IN MILLIONS)                                                   GAINS      INCOME TAX       GAINS
----------------------------------------------------------------------------------------------------
Balance at January 1, 2008                                     $  (179)       $  63        $  (116)
  Net unrealized securities losses arising during the
  period                                                        (1,598)         559         (1,039)
  Reclassification of losses included in net income                431         (151)           280
  Impact on DAC, DSIC and benefit reserves                         303         (106)           197
----------------------------------------------------------------------------------------------------
Balance at December 31, 2008                                    (1,043)         365           (678)
  Cumulative effect of accounting change                           (58)          20            (38)(1)
  Net unrealized securities gains arising during the
  period(3)                                                      2,378         (832)         1,546
  Reclassification of gains included in net income                 (73)          26            (47)
  Impact on DAC, DSIC, benefit reserves and reinsurance
  recoverables                                                    (566)         199           (367)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2009                                       638         (222)           416(2)
  Net unrealized securities gains arising during the
  period(3)                                                        794         (278)           516
  Reclassification of gains included in net income                 (20)           7            (13)
  Impact on DAC, DSIC, benefit reserves and reinsurance
  recoverables                                                    (328)         114           (214)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2010                                   $ 1,084        $(379)       $   705(2)
====================================================================================================



(1) Amount represents the cumulative effect of adopting a new accounting standard on January 1, 2009. See Note 3 for additional information on the adoption impact.
(2) At December 31, 2010 and 2009, Accumulated Other Comprehensive Income Related to Net Unrealized Securities Gains included $(12) million and $(16) million, respectively, of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities.
(3) In 2010 and 2009, net unrealized securities gains arising during the period include other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income during the period.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Gross realized investment gains from sales                         $ 51          $185          $  13
Gross realized investment losses from sales                          (4)          (50)            (6)
Other-than-temporary impairments                                    (28)          (62)          (440)


The other-than-temporary impairments for the year ended December 31, 2010 primarily related to credit losses on non-agency residential mortgage backed securities as well as corporate debt securities in the gaming industry. The other-than-temporary impairments for the year ended December 31, 2009 related to credit losses on non-agency residential mortgage backed securities and corporate debt securities in the gaming industry and banking and finance industries. The other-than-temporary impairments for the year ended December 31, 2008 related to losses on non-agency residential mortgage backed securities, corporate debt securities primarily in the financial services industry and asset backed and other securities.

Available-for-Sale securities by contractual maturity at December 31, 2010 were as follows:

                                                                         AMORTIZED
(IN MILLIONS)                                                              COST       FAIR VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                       $ 1,047       $ 1,066
Due after one year through five years                                       5,359         5,671
Due after five years through 10 years                                       5,615         6,106
Due after 10 years                                                          3,726         4,050
-------------------------------------------------------------------------------------------------
                                                                           15,747        16,893
-------------------------------------------------------------------------------------------------
Residential mortgage backed securities                                      4,364         4,533
Commercial mortgage backed securities                                       3,817         4,095
Asset backed securities                                                       883           908
Other structured investments                                                    7            13
Common stocks                                                                   1             2
-------------------------------------------------------------------------------------------------
  Total                                                                   $24,819       $26,444
=================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments are not due at a single maturity date. As such, these securities, as well as common and preferred stocks, were not included in the maturities distribution.

At both December 31, 2010 and 2009, bonds carried at $7 million were on deposit with various states as required by law.

Trading Securities
Net recognized gains (losses) related to trading securities held at December 31, 2010, 2009 and 2008 were nil, nil and $9 million, respectively.

Sources of Investment Income and Net Realized Investment Gains (Losses) Net investment income is summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                        $1,482        $1,371        $1,043
Income on commercial mortgage loans                                  152           160           173
Trading securities and other investments                              40            35            55
-------------------------------------------------------------------------------------------------------
                                                                   1,674         1,566         1,271
Less: investment expenses                                            (45)          (40)          (19)
-------------------------------------------------------------------------------------------------------
  Total                                                           $1,629        $1,526        $1,252
=======================================================================================================



Net realized investment gains (losses) are summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                    $19          $ 73          $(433)
Commercial mortgage loans                                            (6)          (13)            (1)
Trading securities and other investments                              3            (1)            (8)
-------------------------------------------------------------------------------------------------------
  Total                                                             $16          $ 59          $(442)
=======================================================================================================



6. FINANCING RECEIVABLES

The Company's financing receivables include commercial mortgage loans, syndicated loans and policy loans. The Company does not hold any loans acquired with deteriorated credit quality. See Note 2 for information regarding the Company's accounting policies related to loans and the allowance for loan losses.

ALLOWANCE FOR LOAN LOSSES

The following table presents a rollforward of the allowance for loan losses for the year ended December 31, 2010 and the ending balance of the allowance for loan losses as of December 31, 2010 by impairment method and type of loan:

                                                                COMMERCIAL
                                                                 MORTGAGE     SYNDICATED
(IN MILLIONS)                                                      LOANS         LOANS         TOTAL
-------------------------------------------------------------------------------------------------------
Beginning balance                                                   $30           $12           $42
  Charge-offs                                                        (1)           (2)           (3)
  Provisions                                                          7            (5)            2
-------------------------------------------------------------------------------------------------------
Ending balance                                                      $36           $ 5           $41
=======================================================================================================
Ending balance: Individually evaluated for impairment               $ 8           $--           $ 8
Ending balance: Collectively evaluated for impairment                28             5            33


The recorded investment in financing receivables as of December 31, 2010 by impairment method and type of loan was as follows:

                                                                COMMERCIAL
                                                                 MORTGAGE     SYNDICATED
(IN MILLIONS)                                                      LOANS         LOANS         TOTAL
-------------------------------------------------------------------------------------------------------
Ending balance: Individually evaluated for impairment             $   75         $ --         $   75
Ending balance: Collectively evaluated for impairment              2,431          205          2,636
-------------------------------------------------------------------------------------------------------
Ending balance                                                    $2,506         $205         $2,711
=======================================================================================================



As of December 31, 2010, the Company's recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was $19 million.

During the year ended December 31, 2010, the Company purchased $59 million and sold $2 million of syndicated loans.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CREDIT QUALITY INFORMATION

Nonperforming loans, which are generally loans 90 days or more past due, were $8 million as of December 31, 2010. All other loans were considered to be performing.

Commercial Mortgage Loans
The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were 3% of commercial mortgage loans as of December 31, 2010. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure in the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region as of December 31, 2010 were as follows:

                                                                              PERCENT OF      FUNDING
(IN MILLIONS, EXCEPT PERCENTAGES)                                  LOANS         LOANS      COMMITMENTS
-------------------------------------------------------------------------------------------------------
South Atlantic                                                    $  590           24%          $ 4
Pacific                                                              530           21            15
Mountain                                                             286           11            --
West North Central                                                   251           10            --
East North Central                                                   240           10            --
Middle Atlantic                                                      212            8            --
West South Central                                                   183            7            --
New England                                                          148            6             2
East South Central                                                    66            3            --
                                                               ------------  ------------  ------------
                                                                   2,506          100%           21
                                                                             ------------
Less: allowance for loan losses                                      (36)                        --
                                                               ------------                ------------
  Total                                                           $2,470                        $21
=======================================================================================================



Concentrations of credit risk of commercial mortgage loans by property type as of December 31, 2010 were as follows:

                                                                              PERCENT OF      FUNDING
(IN MILLIONS, EXCEPT PERCENTAGES)                                  LOANS         LOANS      COMMITMENTS
-------------------------------------------------------------------------------------------------------
Retail                                                            $  820           33%          $10
Office                                                               717           29            --
Industrial                                                           456           18             6
Apartments                                                           326           13            --
Hotel                                                                 57            2            --
Mixed Use                                                             43            2            --
Other                                                                 87            3             5
                                                               ------------  ------------  ------------
                                                                   2,506          100%           21
                                                                             ------------
Less: allowance for loan losses                                      (36)                        --
                                                               ------------                ------------
  Total                                                           $2,470                        $21
=======================================================================================================



Syndicated Loans
The primary credit indicator for syndicated loans is whether the loans are performing in accordance with the contractual terms of the syndication. Total nonperforming syndicated loans as of December 31, 2010 were $1 million.

7. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

During the third quarter of 2010, 2009 and 2008, management reviewed and updated the DAC and DSIC valuation assumptions for the Company's products. As part of its third quarter 2010 process, management extended the projection periods used for its annuity products and revised client asset value growth rates assumed for variable annuity and variable universal life contracts. During the third quarter of 2008, the Company converted to a new industry standard valuation system that provided enhanced modeling capabilities.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The total pretax impacts on the Company's assets and liabilities attributable to the review of valuation assumptions during the third quarter of 2010, 2009 and 2008 and the valuation system conversion during the third quarter of 2008 were as follows:

                                                                                           FUTURE
BALANCE SHEET IMPACT             REINSURANCE                                  OTHER        POLICY         OTHER
DEBIT (CREDIT) (IN MILLIONS)    RECOVERABLES       DAC          DSIC         ASSETS       BENEFITS     LIABILITIES      TOTAL
--------------------------------------------------------------------------------------------------------------------------------
2010 period                         $(21)         $323           $52           $--          $(266)         $--          $ 88
2009 period                          (65)          119             9            --             71           --           134
2008 period                           92           (81)           (6)            1             95            5           106


The total pretax impacts on the Company's revenues and expenses attributable to the review of the valuation assumptions for the years ended December 31, 2010, 2009 and 2008 and the valuation system conversion during the third quarter of 2008 were as follows:

                                                                      BENEFITS,                     OTHER
                                                                       CLAIMS,                    INSURANCE
                                                       POLICY AND    LOSSES AND                      AND
PRETAX                                                  CONTRACT     SETTLEMENT   AMORTIZATION    OPERATING
BENEFIT (CHARGE) (IN MILLIONS)            PREMIUMS       CHARGES      EXPENSES       OF DAC       EXPENSES        TOTAL
--------------------------------------------------------------------------------------------------------------------------
2010 period                                  $--          $(21)         $(214)        $323           $--          $ 88
2009 period                                   --           (65)            80          119            --           134
2008 period                                    2            95             89          (81)            1           106


The balances of and changes in DAC were as follows:

(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $4,285        $4,324        $4,334
Cumulative effect of accounting change                                --            --            36
Capitalization of acquisition costs                                  459           558           587
Amortization, excluding the impact of valuation assumptions
review and valuation system conversion                              (376)         (264)         (780)
Amortization, impact of valuation assumptions review and
valuation system conversion                                          323           119           (81)
Impact of change in net unrealized securities (gains) losses        (113)         (452)          228
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $4,578        $4,285        $4,324
=======================================================================================================



The balances of and changes in DSIC were as follows:

(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $524          $518          $ 511
Cumulative effect of accounting change                               --            --              9
Capitalization of sales inducement costs                             35            82             87
Amortization, excluding the impact of valuation assumptions
review and valuation system conversion                              (49)          (19)          (115)
Amortization, impact of valuation assumptions review and
valuation system conversion                                          52             9             (6)
Impact of change in net unrealized securities (gains) losses        (17)          (66)            32
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $545          $524          $ 518
=======================================================================================================



As described in Note 3, the Company adopted a new accounting standard on the recognition and presentation of other-than-temporary impairments in the first quarter of 2009. The adoption had no net impact to DAC and DSIC.

Effective January 1, 2008, the Company adopted a new accounting standard on fair value measurements and recorded as a cumulative change in accounting principle a pretax increase of $36 million and $9 million to DAC and DSIC, respectively. See
Note 3 for additional information regarding the Company's adoption of fair value accounting standards.

8. REINSURANCE

Generally, the Company currently reinsures 90% of the death benefit liability related to almost all individual fixed and variable universal life and term life insurance products. As a result, the Company typically retains and is at risk for, at most, 10% of each policy's death benefit from the first dollar of coverage for new sales of these policies, subject to the reinsurers fulfilling their obligations. The Company began reinsuring risks at this level during 2001 (2002 for RiverSource Life of NY) for term life insurance and 2002 (2003 for RiverSource Life of NY) for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. Generally, the maximum amount of life insurance risk retained by the Company is $1.5 million on a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

For existing LTC policies, the Company retained 50% of the risk and ceded the remaining 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. ("Genworth"). For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states in October 2007 (August 2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

At December 31, 2010 and 2009, traditional life and universal life insurance in force aggregated $192.0 billion and $192.8 billion, respectively, of which $134.0 billion and $131.2 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis.

The effect of reinsurance on premiums was as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Direct premiums                                                    $ 681         $ 659         $ 641
Reinsurance ceded                                                   (192)         (209)         (203)
-------------------------------------------------------------------------------------------------------
Net premiums                                                       $ 489         $ 450         $ 438
=======================================================================================================



Policy and contract charges are presented on the Consolidated Statements of Income net of $67 million, $62 million and $61 million of reinsurance ceded for the years ended December 31, 2010, 2009 and 2008, respectively.

Reinsurance recovered from reinsurers was $166 million, $167 million and $142 million for the years ended December 31, 2010, 2009 and 2008, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

Reinsurance recoverables include approximately $1.4 billion and $1.3 billion related to LTC risk ceded to Genworth as of December 31, 2010 and 2009, respectively. Included in future policy benefits is $657 million and $667 million related to assumed reinsurance arrangements as of December 31, 2010 and 2009, respectively.

9. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2010          2009
-------------------------------------------------------------------------------------------------
Fixed annuities                                                           $16,520       $16,558
Equity indexed annuities accumulated host values                              100           159
Equity indexed annuities embedded derivatives                                   3             9
Variable annuity fixed sub-accounts                                         4,868         6,127
Variable annuity GMWB                                                         337           204
Variable annuity GMAB                                                         104           100
Other variable annuity guarantees                                              13            12
-------------------------------------------------------------------------------------------------
  Total annuities                                                          21,945        23,169
VUL/UL insurance                                                            2,588         2,526
VUL/UL insurance additional liabilities                                       143            69
Other life, DI and LTC insurance                                            5,004         4,619
-------------------------------------------------------------------------------------------------
  Total future policy benefits                                             29,680        30,383
Policy claims and other policyholders' funds                                  134           123
-------------------------------------------------------------------------------------------------
  Total future policy benefits and policy claims and other
  policyholders' funds                                                    $29,814       $30,506
=================================================================================================



Separate account liabilities consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2010          2009
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                    $57,862       $48,982
VUL insurance variable sub-accounts                                         5,887         5,239
Other insurance variable sub-accounts                                          46            46
-------------------------------------------------------------------------------------------------
  Total                                                                   $63,795       $54,267
=================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. The Company generally invests the proceeds from the annuity payments in fixed rate securities. The Company may hedge the interest rate risks related to fixed annuities with derivative instruments. As of December 31, 2010 and 2009, there were no outstanding derivatives to hedge these risks.

Equity Indexed Annuities
The Index 500 Annuity, the Company's EIA product, is a single premium deferred fixed annuity. The contract is issued with an initial term of seven years and interest earnings are linked to the S&P 500 Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. The Company generally invests the proceeds from the annuity deposits in fixed rate securities and hedges the equity risk with derivative instruments. See Note 16 for additional information regarding the Company's derivative instruments. In 2007, the Company discontinued new sales of EIAs.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company's variable annuity guarantees. The Company does not currently hedge its risk under the GMDB, GGU and GMIB provisions. See Note 16 for additional information regarding derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities
VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those policyholders. The Company also offers term and whole life insurance as well as disability products. The Company no longer offers LTC products but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

Portions of the Company's fixed and variable universal life contracts have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

10. VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company's variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture and less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has three primary GMDB provisions:

- Return of premium -- provides purchase payments minus adjusted partial surrenders.

- Reset -- provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision is often provided in combination with the return of premium provision. This provision is no longer offered.

- Ratchet -- provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The Company has GMWB riders in force, which contain one or more of the following provisions:

- Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

- Withdrawals at a specified rate per year for the life of the contractholder ("GMWB for life").

- Withdrawals at a specified rate per year for joint contractholders while either is alive.

- Withdrawals based on performance of the contract.

- Withdrawals based on the age withdrawals begin.

- Once withdrawals begin, the contractholder's funds are moved to one of the three least aggressive asset allocation models (of the five that are available prior to withdrawal).

- Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL contracts offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

                                                        DECEMBER 31, 2010                            DECEMBER 31, 2009
                                    ---------------------------------------------------------------------------------------
                                                     CONTRACT                                                    CONTRACT
VARIABLE ANNUITY GUARANTEES BY          TOTAL        VALUE IN                      WEIGHTED         TOTAL        VALUE IN
BENEFIT TYPE(1)                       CONTRACT       SEPARATE      NET AMOUNT       AVERAGE       CONTRACT       SEPARATE
(IN MILLIONS, EXCEPT AGE)               VALUE        ACCOUNTS      AT RISK(2)    ATTAINED AGE       VALUE        ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------
GMDB:
  Return of premium                    $37,714        $36,028         $173            62           $30,938        $28,415
  Five/six-year reset                   13,689         11,153          312            62            13,919         11,223
  One-year ratchet                       7,741          7,242          287            63             7,081          6,400
  Five-year ratchet                      1,466          1,414            8            60             1,256          1,171
  Other                                    680            649           61            67               549            516
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMDB                      $61,290        $56,486         $841            62           $53,743        $47,725
===========================================================================================================================
GGU DEATH BENEFIT                      $   970        $   912         $ 79            64           $   853        $   775
GMIB                                   $   597        $   561         $ 76            64           $   628        $   582
GMWB:
  GMWB                                 $ 4,341        $ 4,317         $106            64           $ 4,196        $ 4,067
  GMWB for life                         20,374         20,259          129            63            14,988         14,333
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMWB                      $24,715        $24,576         $235            63           $19,184        $18,400
===========================================================================================================================
GMAB                                   $ 3,540        $ 3,523         $ 22            56           $ 2,926        $ 2,853
                                         DECEMBER 31, 2009
                                    ---------------------------
                                                     WEIGHTED
VARIABLE ANNUITY GUARANTEES BY           NET          AVERAGE
BENEFIT TYPE(1)                        AMOUNT        ATTAINED
(IN MILLIONS, EXCEPT AGE)            AT RISK(2)         AGE
---------------------------------------------------------------
GMDB:
  Return of premium                    $  974           61
  Five/six-year reset                     929           61
  One-year ratchet                        873           63
  Five-year ratchet                        38           59
  Other                                    95           67
---------------------------------------------------------------
    Total -- GMDB                      $2,909           61
===============================================================
GGU DEATH BENEFIT                      $   70           63
GMIB                                   $  126           63
GMWB:
  GMWB                                 $  454           64
  GMWB for life                           795           63
---------------------------------------------------------------
    Total -- GMWB                      $1,249           63
===============================================================
GMAB                                   $  153           56


(1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2) Represents the current guaranteed benefit amount in excess of the current contract value. GMIB, GMWB and GMAB benefits are subject to waiting periods and payment periods specified in the contract.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Changes in additional liabilities were as follows:

(IN MILLIONS)                                    GMDB & GGU       GMIB          GMWB          GMAB           UL
--------------------------------------------------------------------------------------------------------------------
Liability balance at January 1, 2008                $ 24           $ 3         $   136        $  33          $ 4
Incurred claims                                       58            10           1,335          334            6
Paid claims                                          (27)           (1)             --           --           (3)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2008                55            12           1,471          367            7
Incurred claims                                       12            (5)         (1,267)        (267)           8
Paid claims                                          (61)           (1)             --           --           --
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2009                 6             6             204          100           15
Incurred claims                                       17             3             133            4           59
Paid claims                                          (18)           (1)             --           --           (6)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2010              $  5           $ 8         $   337        $ 104          $68
====================================================================================================================



The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2010          2009
-------------------------------------------------------------------------------------------------
Mutual funds:
  Equity                                                                  $32,665       $29,379
  Bond                                                                     22,755        16,537
  Other                                                                     2,253         2,889
-------------------------------------------------------------------------------------------------
Total mutual funds                                                        $57,673       $48,805
=================================================================================================



No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2010, 2009 and 2008.

11. LINES OF CREDIT

RiverSource Life Insurance Company, as the borrower, had an outstanding balance of $3 million and $300 million as of December 31, 2010 and 2009, respectively, under a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed $800 million at any time. The interest rate for any borrowing under the agreement was established by reference to LIBOR plus 28 basis points. In January 2011, an amendment to this agreement increased the interest rate to LIBOR plus 115 basis points. Amounts borrowed may be repaid at any time with no prepayment penalty. The outstanding balance at December 31, 2010 was paid in full with a payment in January 2011. The outstanding balance at December 31, 2009 was paid in full during the first quarter of 2010. RiverSource Life Insurance Company borrowed $200 million in January 2011 and an additional $100 million in February 2011 under this line of credit.

The Company has a revolving credit agreement with Ameriprise Financial aggregating $200 million. The interest rate for any borrowings is established by reference to LIBOR. There were no amounts outstanding on this line of credit at December 31, 2010 and 2009.

In September 2008, RiverSource Life Insurance Company, as the lender, entered into a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company's statutory admitted assets as of the prior year end. The interest rate for any borrowing was established by reference to LIBOR plus 28 basis points. In January 2011, an amendment to this agreement increased the interest rate to LIBOR plus 115 basis points. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of December 31, 2010 and 2009.

12. BORROWINGS UNDER REPURCHASE AGREEMENTS

During 2010, the Company entered into repurchase agreements in exchange for cash which it accounts for as secured borrowings. The Company has pledged Available-for-Sale securities consisting of agency residential mortgage backed securities to collateralize its obligation under the repurchase agreements. The fair value of the securities pledged is recorded in investments and was $412 million at December 31, 2010. The amount of the Company's liability as of December 31, 2010 was $397 million. The weighted average annualized interest rate on the repurchase agreements held as of December 31, 2010 was 0.3%.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

13. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

VALUATION HIERARCHY
The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

DETERMINATION OF FAIR VALUE
The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company's market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company's income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

ASSETS

Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less. Actively traded money market funds are measured at their net asset value ("NAV") and classified as Level 1. The Company's remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from nationally-recognized pricing services, broker quotes, or other model-based valuation techniques. Level 1 securities include U.S. Treasuries. Level 2 securities include municipal and corporate bonds, agency mortgage backed securities, commercial mortgage backed securities, asset backed securities and U.S. and foreign government and agency securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from nationally-recognized pricing services. Observable inputs used to value these securities can include: reported trades, benchmark yields, issuer spreads and broker/dealer quotes. Level 3 securities primarily include corporate bonds, non-agency residential mortgage backed securities and asset backed securities. The fair value of these Level 3 securities is typically based on a single broker quote, except for the valuation of non-agency residential mortgage backed securities. Effective March 31, 2010, the Company returned to using prices from nationally-recognized pricing services to determine the fair value of non-agency residential mortgage backed securities because the difference between these prices and the results of the Company's discounted cash flows was not significant. The Company continues to classify its non-agency residential mortgage backed securities as Level 3 because it believes the market for these securities is still inactive and their valuation includes significant unobservable inputs.

Separate Account Assets
The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

Other Assets
Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchanged-traded, are classified as Level 1 measurements. The fair value of derivatives that are traded in less active over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

measurements are classified as Level 2 within the fair value hierarchy and include swaps and options. Derivatives that are valued using pricing models that have significant unobservable inputs are classified as Level 3 measurements. The Company settled these Level 3 derivatives in the second quarter of 2009 and has not entered into any additional derivative instruments that have significant unobservable inputs since then.

LIABILITIES

Future Policy Benefits
The Company values the embedded derivative liability attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions (such as, market implied equity volatility and the LIBOR swap curve) and incorporate significant unobservable inputs related to contractholder behavior assumptions (such as withdrawals and lapse rates) and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value of these embedded derivatives also reflects a current estimate of the Company's nonperformance risk specific to these liabilities. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivative liability attributable to these provisions is recorded in future policy benefits. The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivative liability associated with the provisions of its EIAs. The inputs to these calculations are primarily market observable and include interest rates, volatilities and equity index levels. As a result, these measurements are classified as Level 2.

Other Liabilities
The fair value of derivatives that are traded in less active over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and options.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

                                                                          DECEMBER 31, 2010
                                                       ------------------------------------------------------
(IN MILLIONS)                                             LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
    Fixed maturities:
     Corporate debt securities                              $--         $14,637       $1,317        $15,954
     Residential mortgage backed securities                  --           1,915        2,618          4,533
     Commercial mortgage backed securities                   --           4,065           30          4,095
     Asset backed securities                                 --             681          227            908
     State and municipal obligations                         --             770           --            770
     U.S. government and agencies obligations                11              51           --             62
     Foreign government bonds and obligations                --             107           --            107
     Other structured investments                            --              --           13             13
-------------------------------------------------------------------------------------------------------------
    Total Available-for-Sale securities: Fixed
    maturities                                               11          22,226        4,205         26,442
  Common stocks                                               1               1           --              2
  Trading securities                                         --              26           --             26
  Cash equivalents                                           --              76           --             76
  Other assets:
    Interest rate derivatives                                --             366           --            366
    Equity derivatives                                       32             323           --            355
    Credit derivatives                                       --               4           --              4
-------------------------------------------------------------------------------------------------------------
  Total other assets                                         32             693           --            725
  Separate account assets                                    --          63,795           --         63,795
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                  $44         $86,817       $4,205        $91,066
=============================================================================================================

Liabilities
  Future policy benefits:
    EIA embedded derivatives                                $--         $     3       $   --        $     3
    GMWB and GMAB embedded derivatives                       --              --          421            421
-------------------------------------------------------------------------------------------------------------
  Total future policy benefits                               --               3          421            424
  Other liabilities:
    Interest rate derivatives                                --             379           --            379
    Equity derivatives                                       18             647           --            665
    Credit derivatives                                       --               1           --              1
-------------------------------------------------------------------------------------------------------------
  Total other liabilities                                    18           1,027           --          1,045
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                             $18         $ 1,030       $  421        $ 1,469
=============================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

                                                                          DECEMBER 31, 2009
                                                       ------------------------------------------------------
(IN MILLIONS)                                             LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
    Fixed maturities:
     Corporate debt securities                              $--         $13,755       $1,239        $14,994
     Residential mortgage backed securities                  --           2,424        2,772          5,196
     Commercial mortgage backed securities                   --           3,968           72          4,040
     Asset backed securities                                 --             665          215            880
     State and municipal obligations                         --             613           --            613
     U.S. government and agencies obligations                11             147           --            158
     Foreign government bonds and obligations                --             107           --            107
     Other structured investments                            --              --           11             11
-------------------------------------------------------------------------------------------------------------
    Total Available-for-Sale securities: Fixed
    maturities                                               11          21,679        4,309         25,999
  Common and preferred stocks                                --              23           --             23
  Trading securities                                         --              36           --             36
  Cash equivalents                                            2             801           --            803
  Other assets                                               --             615           --            615
  Separate account assets                                    --          54,267           --         54,267
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                  $13         $77,421       $4,309        $81,743
=============================================================================================================

Liabilities
  Future policy benefits                                    $--         $     9       $  299        $   308
  Other liabilities                                          --             757           --            757
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                             $--         $   766       $  299        $ 1,065
=============================================================================================================



The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

                                                              TOTAL GAINS          PURCHASES,
                                                              INCLUDED IN            SALES,
                                                      --------------------------    ISSUANCES
                                          BALANCE,                      OTHER          AND        TRANSFERS     BALANCE,
                                         JANUARY 1,        NET      COMPREHENSI-  SETTLEMENTS,   IN/(OUT) OF  DECEMBER 31,
(IN MILLIONS)                               2010         INCOME       VE INCOME        NET         LEVEL 3        2010
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities:
    Corporate debt securities              $1,239          $ 1          $ 30          $  22         $  25        $1,317
    Residential mortgage backed
    securities                              2,772           54           190           (398)           --         2,618
    Commercial mortgage backed
    securities                                 72            1            10             91          (144)           30
    Asset backed securities                   215            6            22             (3)          (13)          227
    Other structured investments               11            2            --             --            --            13
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                          4,309           64(1)        252           (288)         (132)(3)     4,205
Future policy benefits:
  GMWB and GMAB embedded derivatives         (299)           4(2)         --           (126)           --          (421)


(1) Represents a $21 million loss included in net realized investment gains (losses) and an $85 million gain included in net investment income in the Consolidated Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

(3) Represents securities with a fair value of $157 million that were transferred to Level 2 as the fair value of the securities is now obtained from a nationally-recognized pricing service and securities with a fair value of $25 million that were transferred to Level 3 as the fair value of the securities is now based on broker quotes.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

                                                              TOTAL GAINS          PURCHASES,
                                                         (LOSSES) INCLUDED IN        SALES,
                                                      --------------------------    ISSUANCES
                                          BALANCE,                      OTHER          AND        TRANSFERS     BALANCE,
                                         JANUARY 1,        NET      COMPREHENSI-  SETTLEMENTS,   IN/(OUT) OF  DECEMBER 31,
(IN MILLIONS)                               2009         INCOME       VE INCOME        NET         LEVEL 3        2009
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities:
    Corporate debt securities              $ 1,086       $   --         $194         $   20         $(61)        $1,239
    Residential mortgage backed
    securities                                 520           65          156          2,031           --          2,772
    Commercial mortgage backed
    securities                                   3           --            8             61           --             72
    Asset backed securities                     95            7           10            112           (9)           215
    Other structured investments                 9            2           --             --           --             11
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                           1,713           74(1)       368          2,224          (70)(3)      4,309

Other assets                                   200          (37)(2)       --           (163)          --             --
Future policy benefits:
  GMWB and GMAB embedded derivatives        (1,832)       1,611(2)        --            (78)          --           (299)


(1) Represents a $7 million loss included in net realized investment gains (losses) and an $81 million gain included in net investment income in the Consolidated Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

(3) Represents securities with a fair value of $79 million that were transferred to Level 2 as the fair value of the securities are now obtained from a nationally-recognized pricing service and a security with a fair value of $9 million that was transferred to Level 3 as the fair value of the security is now based on broker quotes.

The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred.

The following table presents the changes in unrealized gains (losses) included in net income related to Level 3 assets and liabilities held at December 31:

                                                          2010                                      2009
                                        ----------------------------------------------------------------------------------
                                                           NET        BENEFITS,                      NET        BENEFITS,
                                                        REALIZED       CLAIMS,                    REALIZED       CLAIMS,
                                             NET       INVESTMENT    LOSSES AND        NET       INVESTMENT    LOSSES AND
                                         INVESTMENT       GAINS      SETTLEMENT    INVESTMENT       GAINS      SETTLEMENT
(IN MILLIONS)                              INCOME       (LOSSES)      EXPENSES       INCOME       (LOSSES)      EXPENSES
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities:
    Residential mortgage backed
    securities                               $78          $(26)         $ --           $80          $(31)        $   --
    Asset backed securities                    5            --            --             1            --             --
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                            83           (26)           --            81           (31)            --
Future policy benefits                        --            --           (15)           --            --          1,582


During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following table provides the carrying value and the estimated fair value of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
                                                                  2010                        2009
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN MILLIONS)                                              VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
  Commercial mortgage loans, net                          $ 2,470       $ 2,558       $ 2,532       $ 2,519
  Policy loans                                                729           805           715           790
  Other investments                                           210           224           226           245
  Restricted cash                                              66            66           184           184

FINANCIAL LIABILITIES
  Future policy benefits                                  $15,328       $15,768       $15,540       $15,657
  Separate account liabilities                                395           395           406           406
  Line of credit with Ameriprise Financial                      3             3           300           300
  Borrowings under repurchase agreements                      397           397            --            --

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Commercial Mortgage Loans, Net
The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities and characteristics including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company's estimate of the amount recoverable on the loan.

Policy Loans
The fair value of policy loans is determined using discounted cash flows.

Other Investments
Other investments primarily consist of syndicated loans and an investment in Federal Home Loan Bank of Des Moines ("FHLB"). The fair value of syndicated loans is obtained from a nationally-recognized pricing service. The carrying value of the investment in FHLB is considered a reasonable estimate of the fair value, as this represents the stated exit price for this investment.

Restricted Cash
Restricted cash is generally set aside for specific business transactions and restrictions are specific to the Company and do not transfer to third party market participants; therefore, the carrying amount is a reasonable estimate of fair value.

Future Policy Benefits
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and the Company's nonperformance risk specific to these liabilities. The fair value of other liabilities including non-life contingent fixed annuities in payout status, EIA host contracts and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner.

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contractholders and the Company. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

Line of Credit with Ameriprise Financial
The fair value of the line of credit is determined by discounting cash flows with an adjustment for the Company's nonperformance risk specific to this liability; however, due to the short-term nature of the line of credit, the carrying value is used as an approximation of the fair value.

Borrowings under Repurchase Agreements
The fair value of borrowings under agreements to repurchase is determined by discounting cash flows. A nonperformance adjustment is not included as collateral requirements for these borrowings minimize the nonperformance risk.

14. RELATED PARTY TRANSACTIONS

Columbia Management Investment Advisers, LLC is the investment manager for the proprietary mutual funds used as investment options by the Company's variable annuity contractholders and variable life insurance policyholders. The Company provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2010, 2009 and 2008, the Company received $136 million, $87 million and $101 million, respectively, from Columbia Management Investment Advisers, LLC for these services.

The Company participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Company's share of the total net periodic pension cost was $1 million in 2010, $2 million in 2009 and $1 million in 2008.

The Company participates in the Ameriprise Financial 2005 Incentive Compensation Plan. Employees, directors and independent contractors are eligible to receive incentive awards including stock options, restricted stock awards, restricted stock units, performance shares and similar awards designed to comply with the applicable federal regulations and laws of jurisdiction. The expense for incentive awards was $1 million in 2010 and $3 million in both 2009 and 2008.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The Company also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. The Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations were $1 million, $2 million and nil in 2010, 2009 and 2008, respectively.

The Company participates in the defined benefit health care plans of Ameriprise Financial that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of Ameriprise Financial. Ameriprise Financial expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations was nil in both 2010 and 2009 and $1 million in 2008.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $527 million, $580 million and $673 million for 2010, 2009 and 2008, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Dividends paid were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Cash dividends paid to Ameriprise Financial                        $500           $--          $775
Cash dividends paid to RiverSource Life Insurance Company
from RiverSource Life of NY                                          28            --            77
Cash dividend paid to RiverSource Life Insurance Company from
RTA                                                                  63            22            --
Non-cash dividend paid to Ameriprise Financial from RTA              --            --           118


Notifications to state insurance regulators were made in advance of payments of dividends for amounts in excess of statutorily defined thresholds. See Note 15 for additional information.

During 2010, the Company received a non-cash capital contribution of $14 million comprised of affordable housing partnership investments from Ameriprise Financial.

During 2009, RiverSource Life Insurance Company received a non-cash capital contribution of $131 million comprised of two buildings and the related land from Ameriprise Financial. As part of the transaction, RiverSource Life Insurance Company entered into an agreement to lease the buildings to Ameriprise Financial. In addition, RiverSource Life Insurance Company received a non-cash capital contribution of $200 million consisting of a reduction of the outstanding balance due to Ameriprise Financial under a line of credit. See Note 11 for more information on the Company's lines of credit.

During 2008, the Company received a non-cash capital contribution of $83 million comprised of below investment grade syndicated bank loans from Ameriprise Financial. In addition, RiverSource Life Insurance Company received a $239 million contribution from Ameriprise Financial, consisting of all the issued and outstanding shares of RTA.

There were no amounts included in other liabilities at December 31, 2010 and 2009 payable to Ameriprise Financial for federal income taxes.

During 2009, the Company sold corporate bonds of $27 million to Ameriprise Financial and recognized a gain of $9 million.

15. STATUTORY CAPITAL AND SURPLUS

State insurance statutes contain limitations as to the amount of dividends or distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, dividends or distributions in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company's primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company's statutory unassigned surplus aggregated $810 million and $433 million as of December 31, 2010 and 2009, respectively.

In addition, dividends or distributions, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year's statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as "extraordinary dividends." Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Statutory net gain from operations and net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
                                                                (unaudited)
Statutory net gain (loss) from operations(1)                      $1,200        $1,793        $(1,184)
Statutory net income (loss)(1)                                     1,112         1,887         (1,407)
Statutory capital and surplus                                      3,735         3,371          2,529


(1) An increase in statutory reserves for variable annuity guaranteed benefits contributed significantly to the loss in 2008, but was substantially offset by unrealized gains on derivatives which are not included in the statutory income statement, but recorded directly to surplus. These impacts were substantially reversed in 2009 and 2010.

16. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company's products and operations.

The Company uses derivatives as economic hedges and accounting hedges. The following table presents the balance sheet location and the gross fair value of derivative instruments, including embedded derivatives:

                                                    ASSET                                      LIABILITY
DERIVATIVES NOT              BALANCE     ---------------------------      BALANCE     ---------------------------
DESIGNATED                    SHEET      DECEMBER 31,   DECEMBER 31,       SHEET      DECEMBER 31,   DECEMBER 31,
AS HEDGING INSTRUMENTS      LOCATION         2010           2009         LOCATION         2010           2009
-----------------------------------------------------------------------------------------------------------------
                                                (IN MILLIONS)                                (IN MILLIONS)
GMWB AND GMAB
  Interest rate                                                        Other
  contracts               Other assets       $366           $176       liabilities       $  379         $  280
                                                                       Other
  Equity contracts        Other assets        354            425       liabilities          665            474
                                                                       Other
  Credit contracts        Other assets          4             12       liabilities            1             --
                                                                       Future
  Embedded                                                             policy
  derivatives(1)          N/A                  --             --       benefits             421            299
                                         ---------------------------                  ---------------------------
    Total GMWB and GMAB                       724            613                          1,466          1,053
                                         ---------------------------                  ---------------------------
OTHER DERIVATIVES:
EQUITY
                                                                       Other
  GMDB                    Other assets         --             --       liabilities           --              2
                                                                       Other
  EIA                     Other assets          1              2       liabilities           --             --
                                                                       Future
  EIA embedded                                                         policy
  derivatives             N/A                  --             --       benefits               3              9
                                         ---------------------------                  ---------------------------
    Total other                                 1              2                              3             11
                                         ---------------------------                  ---------------------------
Total derivatives                            $725           $615                         $1,469         $1,064
                                         ===========================                  ===========================



N/A Not applicable

(1) The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

See Note 13 for additional information regarding the Company's fair value measurement of derivative instruments.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

DERIVATIVES NOT DESIGNATED AS HEDGES
The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Consolidated Statements of Income for the years ended December 31:

                                    LOCATION OF
                                    GAIN (LOSS)            AMOUNT OF GAIN (LOSS)
                                        ON                     ON DERIVATIVES
                                    DERIVATIVES             RECOGNIZED IN INCOME
DERIVATIVES NOT DESIGNATED          RECOGNIZED        -------------------------------
AS HEDGING INSTRUMENTS               IN INCOME            2010               2009
-------------------------------------------------------------------------------------
                                                               (IN MILLIONS)
GMWB AND GMAB
                                   Benefits,
                                   claims,
                                   losses and
                                   settlement
  Interest rate contracts          expenses               $  95             $  (435)
                                   Benefits,
                                   claims,
                                   losses and
                                   settlement
  Equity contracts                 expenses                (370)             (1,245)
                                   Benefits,
                                   claims,
                                   losses and
                                   settlement
  Credit contracts                 expenses                 (44)                (65)
                                   Benefits,
                                   claims,
                                   losses and
                                   settlement
  Embedded derivatives(1)          expenses                (121)              1,533
-------------------------------------------------------------------------------------
    Total GMWB and GMAB                                    (440)               (212)
-------------------------------------------------------------------------------------

OTHER DERIVATIVES:
EQUITY
                                   Benefits,
                                   claims,
                                   losses and
                                   settlement
  GMDB                             expenses                  (4)                (10)
                                   Interest
                                   credited to
                                   fixed
  EIA                              accounts                   2                   4
                                   Interest
                                   credited to
                                   fixed
  EIA embedded derivatives         accounts                   7                   7
-------------------------------------------------------------------------------------
    Total other                                               5                   1
-------------------------------------------------------------------------------------
Total derivatives                                         $(435)            $  (211)
=====================================================================================



(1) The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate and credit risk related to various products and transactions of the Company.

The majority of the Company's annuity contracts contain GMDB provisions, which may result in a death benefit payable that exceeds the contract accumulation value when market values of customers' accounts decline. Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The Company economically hedges the exposure related to non-life contingent GMWB and GMAB provisions using various equity futures, equity options, total return swaps, interest rate swaptions, interest rate swaps, variance swaps and credit default swaps. At December 31, 2010 and 2009, the gross notional amount of derivative contracts for the Company's GMWB and GMAB provisions was $55.5 billion and $38.7 billion, respectively. The Company had previously entered into a limited number of derivative contracts to economically hedge equity exposure related to GMDB provisions on variable annuity contracts written in 2009. As of December 31, 2010, the Company did not have any outstanding hedges on its GMDB provisions. At December 31, 2009, the gross notional amount of derivative contracts for the Company's GMDB provisions was $77 million. The deferred premium associated with the above options is paid or received semi-annually over the life of the option contract.

The following is a summary of the payments the Company is scheduled to make and receive for these options:

                                                                         PREMIUMS      PREMIUMS
(IN MILLIONS)                                                             PAYABLE     RECEIVABLE
-------------------------------------------------------------------------------------------------
2011                                                                       $266           $10
2012                                                                        245             9
2013                                                                        223             8
2014                                                                        197             7
2015                                                                        174             6
2016-2025                                                                   546             7


Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

EIAs have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to EIA products will positively or negatively impact earnings over the life of these products. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options and occasionally enters into futures contracts. The gross notional amount of these derivative contracts was $89 million and $129 million at December 31, 2010 and 2009, respectively.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

EMBEDDED DERIVATIVES
Certain annuities contain GMAB and non-life contingent GMWB provisions, which are considered embedded derivatives. In addition, the equity component of the EIA product obligations is also considered an embedded derivative. These embedded derivatives are bifurcated from their host contracts and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As discussed above, the Company uses derivatives to mitigate the financial statement impact of these embedded derivatives.

CASH FLOW HEDGES
The Company has amounts classified in accumulated other comprehensive income
(loss) related to gains and losses associated with the effective portion of previously designated cash flow hedges. The Company reclassifies these amounts into income as the forecasted transactions impact earnings. During the years ended December 31, 2010 and 2009, the Company held no derivatives that were designated as cash flow hedges.

At December 31, 2010, the Company expects to reclassify $6 million of deferred loss on derivative instruments from accumulated other comprehensive income
(loss) to earnings during the next 12 months that will be recorded in net investment income. These were originally losses on derivative instruments related to interest rate swaptions. During the years ended December 31, 2010 and 2009, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy. For the years ended December 31, 2010, 2009 and 2008, amounts recognized in earnings on derivative transactions that were ineffective were not material.

The following is a summary of unrealized derivatives losses included in accumulated other comprehensive income (loss) related to cash flow hedges:

(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Net unrealized derivatives losses at January 1                     $(34)         $(38)         $(40)
Unrealized derivative losses arising during the period               --            --            (1)
Reclassification of realized losses(1)                                6             6             5
Income tax benefit                                                   (2)           (2)           (2)
-------------------------------------------------------------------------------------------------------
Net unrealized derivatives losses at December 31                   $(30)         $(34)         $(38)
=======================================================================================================



(1) Loss reclassified from Accumulated Other Comprehensive Income (Loss) to Net Investment Income on Consolidated Statements of Income.

Currently, the longest period of time over which the Company is hedging exposure to the variability in future cash flows is 8 years and relates to interest credited on forecasted fixed premium product sales.

CREDIT RISK
Credit risk associated with the Company's derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. As of December 31, 2010 and 2009, the Company held $25 million and $88 million, respectively, in cash and cash equivalents and recorded a corresponding liability in other liabilities for collateral the Company is obligated to return to counterparties. As of December 31, 2010 and 2009, the Company had accepted additional collateral consisting of various securities with a fair value of $23 million and $22 million, respectively, which are not reflected on the Consolidated Balance Sheets. As of December 31, 2010 and 2009, the Company's maximum credit exposure related to derivative assets after considering netting arrangements with counterparties and collateral arrangements was approximately $25 million and $53 million, respectively.

Certain of the Company's derivative instruments contain provisions that adjust the level of collateral the Company is required to post based on the Company's financial strength rating (or based on the debt rating of the Company's parent, Ameriprise Financial). Additionally, certain of the Company's derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial's debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company's counterparty could require immediate settlement of any net liability position. At December 31, 2010 and 2009, the aggregate fair value of all derivative instruments in a net liability position containing such credit risk features was $412 million and $296 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2010 and 2009 was $406 million and $269 million, respectively. If the credit risk features of derivative contracts that were in a net liability position at December 31, 2010 and 2009 were triggered, the additional fair value of assets needed to settle these derivative liabilities would have been $6 million and $27 million, respectively.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

17. INCOME TAXES

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies. Beginning in 2010, the Company's taxable income will be included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that is will reimburse its subsidiaries for any tax benefits recorded.

The components of income tax provision (benefit) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                          $(167)        $325          $  42
  State                                                                3            1              3
-------------------------------------------------------------------------------------------------------
    Total current income tax                                        (164)         326             45
Deferred income tax
  Federal                                                            417          (80)          (236)
  State                                                               (1)          (1)             2
-------------------------------------------------------------------------------------------------------
    Total deferred income tax                                        416          (81)          (234)
-------------------------------------------------------------------------------------------------------
Total income tax provision (benefit)                               $ 252         $245          $(189)
=======================================================================================================



The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
                                                                   2010          2009          2008
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                         35.0%         35.0%          35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                          (6.6)         (7.2)          56.6
  State taxes, net of federal benefit                               0.1            --           (3.7)
  Low income housing credit                                        (1.4)         (2.0)          27.9
  Foreign tax credit, net of addback                               (1.1)         (1.0)          15.3
  Taxes applicable to prior years                                  (1.9)          0.1           29.2
  Other, net                                                                       --           (0.2)
-------------------------------------------------------------------------------------------------------
Income tax provision                                               24.1%         24.9%         160.1%
=======================================================================================================



The Company's effective tax rate was 24.1% and 24.9% for the years ended December 31, 2010 and 2009, respectively. The decrease in the effective tax rate primarily reflects benefits from tax planning and completion of certain audits which offset the impact of an increase in pretax income relative to tax advantaged items for 2010.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company's deferred income tax assets and liabilities are reflected in the following table:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2010          2009
-------------------------------------------------------------------------------------------------
Deferred income tax assets:
  Liabilities for future policy benefits                                  $1,306        $1,390
  Investment related                                                         159           163
  Net operating loss and tax credit carryforwards                             31           185
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           1,496         1,738
-------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
  DAC                                                                      1,429         1,264
  Net unrealized gains on Available-for-Sale securities                      364           203
  DSIC                                                                       191           193
  Other                                                                       26            15
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                      2,010         1,675
-------------------------------------------------------------------------------------------------
Net deferred income tax assets (liabilities)                              $ (514)       $   63
=================================================================================================



The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in deferred income tax assets are a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes and future deductible

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

capital losses realized for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. Significant judgment is required in determining if a valuation allowance should be established, and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination, (i) future taxable income exclusive of reversing temporary differences and carryforwards, (ii) future reversals of existing taxable temporary differences,
(iii) taxable income in prior carryback years, and (iv) tax planning strategies. Based on analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2010 and 2009.

The Company has tax benefits related to capital loss carryforwards of $29 million which expire beginning December 31, 2015 as well as tax credit carryforwards of $2 million which expire beginning December 31, 2019.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $ (77)        $(89)         $  97
Additions (reductions) based on tax positions related to the
current year                                                          --            1           (165)
Additions for tax positions of prior years                           322           18             38
Reductions for tax positions of prior years                         (196)          (7)           (59)
Settlements                                                           34           --             --
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $  83         $(77)         $ (89)
=======================================================================================================



If recognized, approximately $39 million, $49 million and $30 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2010, 2009 and 2008, respectively, would affect the effective tax rate.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net reduction of $8 million, $1 million and $14 million in interest and penalties for the year ended December 31, 2010, 2009 and 2008, respectively. At December 31, 2010 and 2009, the Company had a receivable of $24 million and $16 million, respectively, related to the accrual of interest and penalties.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $25 million to $35 million in the next 12 months.

The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years before 1997. The Internal Revenue Service ("IRS") completed its field examination of the Company's income tax returns for 2005 through 2007 during the third and fourth quarters of 2010. The IRS had completed its field examination of the 1997 through 2004 tax returns in recent years. However, for federal income tax purposes, these years continue to remain open as a consequence of certain issues under appeal. In the fourth quarter of 2010, the IRS commenced an examination of the Company's income tax returns for 2008 and 2009. The Company or certain of its subsidiaries' state income tax returns are currently under examination by various jurisdictions for years ranging from 1998 through 2009.

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate account assets held in connection with variable contracts of life insurance companies. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that the Company receives.

The items comprising other comprehensive income (loss) are presented net of the following income tax provision (benefit) amounts:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                           $157          $587          $(302)
Net unrealized derivative gains                                       2             2              2
-------------------------------------------------------------------------------------------------------
Net income tax provision (benefit)                                 $159          $589          $(300)
=======================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

18. COMMITMENTS AND CONTINGENCIES

At December 31, 2010 and 2009, the Company had no material commitments to purchase investments other than mortgage loan fundings. See Note 6 for additional information.

The Company's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2010, these guarantees range up to 5.0%. To the extent the yield on the Company's invested assets portfolio declines below its target spread plus the minimum guarantee, the Company's profitability would be negatively affected.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. The SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), compensation arrangements and anticompetitive activities.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.

43415 R (4/11)      (C) 2008-2011 RiverSource Life Insurance Company. All rights reserved.